UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-5030
                                                     ---------------------

                              Liberty Funds Trust V
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                            Jean S. Loewenberg, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-426-3750
                                                           -------------------

                  Date of fiscal year end: March 31, 2003
                                           ------------------

                  Date of reporting period: March 31, 2003
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Photo: Man smiling.

                                  LIBERTY INDEX
                                      FUNDS

                                  ANNUAL REPORT
                                 MARCH 31, 2003


                      ELIMINATE CLUTTER IN TWO EASY STEPS.
                        POINT. CLICK. LIBERTY EDELIVERY.


              For more information about receiving your shareholder
                reports electronically, call us at 800-345-6611.
                  To sign up for eDelivery, visit us online at
                              www.libertyfunds.com.

                                  LIBERTY INDEX
                                      FUNDS

                                  ANNUAL REPORT
                                 MARCH 31, 2003


                      ELIMINATE CLUTTER IN TWO EASY STEPS.
                        POINT. CLICK. LIBERTY EDELIVERY.


               To sign up for eDelivery, go to www.icsdelivery.com

President's Message

Photo of: Joseph R. Palombo

Dear Shareholder:

      Enclosed is the annual report for the Liberty index funds which covers the 12 months ended March 31, 2003. The report begins with a Market Overview, which discusses the economic and market conditions that may have affected your investments during the year. Following the Market Overview are individual portfolio reviews from the managers of each of the funds. At the end of the report, you'll also find financial statements and a list of portfolio holdings for each fund as of the close of the period--March 31, 2003.

      It has been three straight years of negative returns and considerable volatility for stock market investors--a dry stretch that investors have not experienced for more than 60 years. Yet, it has also been three years of solid returns for bond investors. The divergence of returns between stocks and bonds, while not predictable, demonstrates the value of a diversified portfolio.

      If you are not sure that the diversification of your portfolio is adequate to withstand the extremes of market volatility, it may be time to talk with your financial advisor. Remember, diversification is a strategic decision and not one that should be made in reaction to market performance. Investment decisions made out of frustration with the markets often lead to poor timing--and disappointing returns. That is why we believe it is important for you to work with your financial advisor to have an overall plan for your portfolio that you can stay with in any environment. Your decision to invest in a Liberty index fund is an important part of that overall plan.

      I am pleased to announce that, effective April 1, 2003, six of the asset management firms brought together when Columbia Management Group, Inc. was formed were consolidated and renamed Columbia Management Advisors, Inc. This consolidation does not affect the management or investment objectives of your fund and is the next step in our efforts to create a consistent identity and to streamline our organization. By consolidating these firms, we are able to create a more efficient organizational structure and strengthen certain key functions, such as research. Although the name of the asset manager familiar to you has changed, what hasn't changed is the commitment of our specialized investment teams to a multi-disciplined approach to investing, focused on our goal of offering shareholders the best products and services.

      As always, we thank you for investing in Liberty Funds. If you would like to know more about the many investment options now available to you, please visit our website at www.libertyfunds.com.


Sincerely,

/s/ Joseph R. Palombo

Joseph R. Palombo
President



callout box:

MEET THE NEW PRESIDENT

Joseph R. Palombo, president and chairman of the Board of Trustees for Liberty Funds, is also chief operating officer of Columbia Management Group, Inc. Mr. Palombo has over 19 years of experience in the financial services industry. Prior to joining Columbia Management, he was chief operating officer and chief compliance officer for Putnam Mutual Funds. Prior to that, he was a partner at Coopers & Lybrand. Mr. Palombo received his degree in economics/accounting from the College of the Holy Cross, where he was a member of Phi Beta Kappa. He earned his master's degree in taxation from Bentley College and participated in the Executive Program at the Amos B. Tuck School at Dartmouth College.

end box



Not FDIC Insured
May Lose Value
No Bank Guarantee


Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

Market Overview

      During the past 12 months, the long-awaited US economic recovery failed to build any significant momentum as corporate accounting problems expanded and geopolitical tensions heightened. At the same time, concerns about corporate profits and stock valuations continued to put pressure on the stock market. Stock prices rallied for short intervals during the year. Yet, prices were significantly lower at the end of the 12-month reporting period than they were at the start. A brief rally near the end of the period suggested that investors are poised to take advantage of opportunity once there is a resolution to the uncertainties that have dominated this difficult year.
      Bond prices rose sharply in this environment, particularly the prices of Treasury securities, as investors sought refuge from falling stock prices. Throughout most of the year, the highest quality bonds performed the best. The Citigroup Bond U.S. Treasury Index returned 13.74%. In contrast, the CSFB Global High Yield Master Index II rose 7.52%. High-yield bonds and also corporate bonds came to life late in the period as investors appeared willing to take on more risk.
      For the 12 months ended March 31, 2003, the S&P 500 Index, a benchmark for larger company stocks, had a total return of negative 24.75%. Over the same time, the S&P 600 Index, which tracks performance for small-company stocks, had a total return of negative 24.81%.

AN ECONOMY IN LIMBO
      Although few market observers expected that the US economy could sustain the 5.0% annualized rate of growth it reported for the first quarter of 2002, a moderate recovery seemed likely when the current reporting period began in April 2002. Gross domestic product (GDP) continued to register positive, though modest, growth each quarter. However, the unemployment rate rose from 5.6% to 5.8% during the period and consumer confidence fell to its lowest level in a decade, according to the University of Michigan, which tracks consumer confidence each month. Growing tensions with Iraq, higher energy prices and an unusually hard winter added to the economy's woes during this 12-month reporting period.
      The Federal Reserve Board maintained a neutral policy toward interest rates throughout most of the year. This stance reflected the Fed's expectation that growth would pick up and further stimulus in the form of lower interest rates would not be needed. However, with industrial production and job growth stagnant, the Fed announced that it had changed its bias from neutral to one that favored lowering a key interest rate--the federal funds rate--which it did in November. In fact, the one half percent cut in the rate that member Federal Reserve Board banks charge each other to borrow money, surprised most market observers. More important, it inspired a stock market rally in the fourth quarter of 2002 that gave investors hope that a turnaround for stocks was in store for 2003.
      However, that optimism was cut short by the move toward war late in the first quarter. The economy stalled, stock prices came down sharply before staging a modest rebound in the final weeks of the period, and once again bonds dominated the performance charts. The yield on the benchmark 10-year US Treasury bond fell from 5.39% to 3.90%, and bond prices generally rose throughout the period.

LOOKING AHEAD
      We believe that moderate economic growth is possible by the second half of 2003. Although the US economy faces many hurdles--in the form of rising state budget deficits, a growing trade deficit, and political uncertainty overseas--there are also many positive signals. For example, continued growth in employment and real (inflation-adjusted) wages, although at a slower pace, should encourage further spending by consumers. While consumer debt levels are high, the cost of financing that debt is relatively low and consumers have increased their savings in the past year. In addition, there are signs of renewed business spending in some areas that have the potential to accelerate with higher corporate profits and gains in productivity. Consumer and business spending should be further reinforced by monetary and fiscal stimuli still in the pipeline, in the form of historically low levels of interest rates and both actual and potential cuts in federal income taxes.

      After three negative years, we expect the stock market to be one of the key beneficiaries of improving economic conditions and stronger profit growth. A quick resolution of the war would also be good news, and new rules for corporate accounting disclosure are expected to help instill renewed confidence among investors. Yet, the many political and business uncertainties that remain are likely to keep stock prices volatile for months to come.
      With interest rates lower than they've been in several decades, we are less enthusiastic for the bond market than we are for stocks. We do not believe there is much room for further gains in bond prices - especially if an economic recovery takes hold. In this environment, we would expect equities to outperform fixed-income issues in coming quarters, particularly the higher-priced Treasury sector.

PERFORMANCE AT-A-GLANCE

PERFORMANCE OF A $10,000 INVESTMENT -- CLASS A
                                                         WITHOUT                       WITH
3/31/93 - 3/31/03                                    SALES CHARGE ($)             SALES CHARGE ($)
--------------------------------------------------------------------------------------------------
Liberty Large Company Index Fund                          21,995                       20,731
--------------------------------------------------------------------------------------------------
Liberty Small Company Index Fund                          21,025                       19,819
--------------------------------------------------------------------------------------------------
Liberty U.S. Treasury Index Fund                          19,228                       18,313
--------------------------------------------------------------------------------------------------


PERFORMANCE OF A $10,000 INVESTMENT -- CLASS B
                                                         WITHOUT                       WITH
3/31/93 - 3/31/03                                    SALES CHARGE ($)             SALES CHARGE ($)
--------------------------------------------------------------------------------------------------
Liberty Large Company Index Fund                          21,897                       21,897
--------------------------------------------------------------------------------------------------
Liberty Small Company Index Fund                          20,968                       20,968
--------------------------------------------------------------------------------------------------
Liberty U.S. Treasury Index Fund                          19,182                       19,182
--------------------------------------------------------------------------------------------------


PERFORMANCE OF A $10,000 INVESTMENT -- CLASS C
                                                         WITHOUT                       WITH
3/31/93 - 3/31/03                                    SALES CHARGE ($)             SALES CHARGE ($)
--------------------------------------------------------------------------------------------------
Liberty Large Company Index Fund                          21,951                       21,951
--------------------------------------------------------------------------------------------------
Liberty Small Company Index Fund                          21,001                       21,001
--------------------------------------------------------------------------------------------------
Liberty U.S. Treasury Index Fund                          19,191                       19,191
--------------------------------------------------------------------------------------------------


PERFORMANCE OF A $10,000 INVESTMENT -- CLASS Z
                                                         WITHOUT                       WITH
3/31/93 - 3/31/03                                    SALES CHARGE ($)             SALES CHARGE ($)
--------------------------------------------------------------------------------------------------
Liberty Large Company Index Fund                          22,007                          n/a
--------------------------------------------------------------------------------------------------
Liberty Small Company Index Fund                          21,004                          n/a
--------------------------------------------------------------------------------------------------
Liberty U.S. Treasury Index Fund                          19,262                          n/a
--------------------------------------------------------------------------------------------------


Class A, B, and C share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class A,B and C shares would have been lower.

Performance Information - Liberty Large Company Index Fund

10k chart:

Growth of $10,000 investment
3/31/93-3/31/03

                  Class A shares    Class A shares
                            with           without
                    sales charge      sales charge     S&P 500 Index
3/31/93                     9425             10000             10000
                            9522             10103             10148
                           10957             11626             11723
                           14442             15323             15481
                           17232             18283             18546
                           25385             26933             27439
                           29993             31823             32507
                           35153             37298             38333
                           27575             29257             30030
                           27547             29228             30108
3/31/03                    20731             21995             22657


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on March 31, 1993 and reinvestment of income and capital gains distributions. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks. Unlike mutual funds, an index is not an investment, does not incur fees and is not professionally managed. It is not possible to invest directly in an index.


AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 (%)

SHARE CLASS                                 A                             B                            C                     Z
INCEPTION                                12/9/02                       12/9/02                      12/9/02               10/1/90
------------------------------------------------------------------------------------------------------------------------------------
                              without sales    with sales  without sales    with sales   without sales   with sales    without sales
                                  charge         charge        charge         charge         charge        charge         charge
------------------------------------------------------------------------------------------------------------------------------------
1-year                            -24.76         -29.08        -25.09         -28.78         -24.91        -25.65         -24.72
------------------------------------------------------------------------------------------------------------------------------------
5-year                             -3.96          -5.10         -4.05          -4.35          -4.00         -4.00          -3.95
------------------------------------------------------------------------------------------------------------------------------------
10-year                             8.20           7.56          8.15           8.15           8.18          8.18           8.21
------------------------------------------------------------------------------------------------------------------------------------


Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The "with sales charge" returns include the maximum 5.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-2%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding class C shares for one year, you may sell them at any time without paying a CDSC. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, B, and C share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class A,B and C shares would have been lower.

Performance Information - Liberty Small Company Index Fund

Growth of $10,000 investment
3/31/93-3/31/03




        Class A shares    Class A shares          S&P
                  with           without     SmallCap
          sales charge      sales charge    600 Index
3/31/93           9425             10000        10000
                  9771             10367        10864
                 10513             11155        11435
                 13759             14599        15002
                 15081             16001        16260
                 21296             22595        24013
                 17212             18262        19418
                 22467             23837        25376
                 21938             23276        25054
                 26614             28238        30558
3/31/03          19819             21025        22977

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on March 31, 1993 and reinvestment of income and capital gains distributions. The Standard & Poor's (S&P) SmallCap 600 Index is an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and Nasdaq. The S&P Small Cap 600 Index is heavily weighted with the stocks of small companies. Unlike mutual funds, an index is not an investment, does not incur fees and is not professionally managed. It is not possible to invest directly in an index.


AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 (%)

SHARE CLASS                                 A                             B                            C                     Z
INCEPTION                               11/25/02                      11/25/02                     11/25/02               10/1/90
------------------------------------------------------------------------------------------------------------------------------------
                              without sales    with sales  without sales    with sales   without sales   with sales    without sales
                                  charge         charge        charge         charge         charge        charge         charge
------------------------------------------------------------------------------------------------------------------------------------
1-year                            -25.54         -29.83        -25.74         -29.37         -25.62        -26.35         -25.47
------------------------------------------------------------------------------------------------------------------------------------
5-year                             -1.43          -2.58         -1.48          -1.74          -1.45         -1.45          -1.41
------------------------------------------------------------------------------------------------------------------------------------
10-year                             7.71           7.08          7.69           7.69           7.70          7.70           7.72
------------------------------------------------------------------------------------------------------------------------------------


Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The "with sales charge" returns include the maximum 5.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-2%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding class C shares for one year, you may sell them at any time without paying a CDSC. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, B, and C share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class A,B and C shares would have been lower.

Performance Information - Liberty U.S. Treasury Index Fund

Growth of $10,000 investment
3/31/93-3/31/03


                                              Citigroup
        Class A shares   Class A shares            Bond
                  with          without   U.S. Treasury
          sales charge     sales charge           Index
3/31/93           9525            10000           10000
                  9755            10241           10269
                 10122            10627           10713
                 11144            11699           11837
                 11578            12156           12337
                 12934            13579           13839
                 13758            14444           14765
                 14086            14788           15179
                 15722            16506           16991
                 16199            17006           17563
3/31/03          18313            19228           19977

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on March 31, 1993 and reinvestment of income and capital gains distributions. The Citigroup Bond U.S. Treasury Index is an unmanaged index composed of all U.S. Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million that are included in the Citigroup Broad Investment-Grade Bond Index. Securities in the Citigroup Bond U.S. Treasury Index are weighted by market value, that is, the price per bond or note multiplied by the number of bonds or notes outstanding. Unlike mutual funds, an index is not an investment, does not incur fees and is not professionally managed. It is not possible to invest directly in an index.


AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 (%)

SHARE CLASS                                 A                             B                            C                     Z
INCEPTION                               11/25/02                      11/25/02                     11/25/02               10/1/90
------------------------------------------------------------------------------------------------------------------------------------
                              without sales    with sales  without sales    with sales   without sales   with sales    without sales
                                  charge         charge        charge         charge         charge        charge         charge
------------------------------------------------------------------------------------------------------------------------------------
1-year                             13.08           7.69         12.81           7.81          12.86         11.86          13.28
------------------------------------------------------------------------------------------------------------------------------------
5-year                              7.21           6.17          7.15           6.85           7.16          7.16           7.24
------------------------------------------------------------------------------------------------------------------------------------
10-year                             6.76           6.24          6.73           6.73           6.74          6.74           6.78
------------------------------------------------------------------------------------------------------------------------------------


Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding class C shares for one year, you may sell them at any time without paying a CDSC. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, B, and C share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class A,B and C shares would have been lower.

Portfolio Reviews

LIBERTY LARGE COMPANY INDEX FUND

By Eric Remole and Michael Welhoelter, CFA
Portfolio Managers

      Liberty Large Company Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of large-capitalization stocks as represented by the S&P 500 Index. By investing in publicly traded US stocks according to their representation in the S&P 500 Index, the fund is also structured to deliver the same volatility and risk as the index.
      For the 12 months ended March 31, 2003, the S&P 500 Index had a total return of negative 24.75%. The class A shares of Liberty Large Company Index Fund had a total return of negative 24.76% without sales charge. The fund's 12-month performance represents a correlation coefficient of 99.98%. The correlation coefficient measures the degree to which the fund's performance, after expenses, moved in line with its target index during the reporting period.

HIT BY MULTIPLE CONCERNS
      Large-cap stocks are often attractive to investors during periods of economic weakness because their size and established market presence make them easier to buy and sell than the stock of smaller, less-established companies. These characteristics--along with an increased sensitivity to foreign investment, currency swings, and economic developments overseas--also generally earn large-cap stocks higher valuations.
      However, the large-cap sector was hurt during the reporting period by a stalled economic recovery and earnings disappointments. The sector was also sensitive to revelations of corporate accounting problems--which were most visible in larger firms. And because a sizeable portion of America's large-cap companies are also multinational companies, the sector was especially vulnerable to political and economic turmoil overseas. As a result, investors were unwilling to pay a premium for the shares of large-cap companies and the stocks of many larger companies suffered steep corrections in the spring and early summer of 2002.

LIQUIDITY ATTRACTS INVESTORS
      The relative performance of large-cap stocks improved later in the year, when a faltering economic recovery and increased political concerns favored issues with greater trading liquidity and financial security.
      When a sustained recovery in the US economy takes hold and investors become more confident about profits, it is possible that leadership could rotate again from large-cap to small-cap stocks. This trend, which is typical in US recoveries, could be somewhat offset if economies strengthen overseas.



Eric Remole and Michael Welhoelter became portfolio managers of Liberty Large Company Index Fund in January 2003. Eric, who is managing director and head of the structured equity group has managed structured core equity portfolios since 1984. Michael, who is senior portfolio manager in the structured equity group, has managed equity portfolios since 1993.

The fund is subject to indexing risk; because the fund is designed to track its index, your investment will decline in value when its index declines. Because the fund will not hold all the issues included in its index, it may not always be fully invested, and transactions costs and expenses, may cause the fund's performance to fail to match the performance of its index, after taking expenses into account. Security prices in a market, sector or industry may fall, reducing the value of your investment.


NET ASSET VALUE PER
SHARE AS OF 3/31/03 ($)

Class A          20.44
Class B          20.35
Class C          20.40
Class Z          20.45

DISTRIBUTIONS
DECLARED PER SHARE
4/1/02 - 3/31/03 ($)

Class A           0.31
Class B           0.31
Class C           0.31
Class Z           0.31


Pie chart:

Sector Breakdown as of March 31, 2003 (%)
Financials:                    21
Health care:                   15
Information technology:        15
Consumer discretionary:        13
Industrials:                   11
Consumer staples:               9
Energy:                         6
Telecommunication services:     4
Utilities:                      3
Materials:                      3

Sector breakdowns are calculated as a percentage of net assets.

Portfolio Reviews

LIBERTY SMALL COMPANY INDEX FUND

By Eric Remole and Michael Welhoelter, CFA
Portfolio Managers

      Liberty Small Company Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of smaller-capitalization stocks as represented by the S&P SmallCap 600 Index. By investing in smaller-capitalization stocks according to their representation in the S&P SmallCap 600 Index, the fund is also structured to deliver the same volatility and risk as the index.
      For the 12 months ended March 31, 2003, the S&P SmallCap 600 Index declined 24.81%. Over the same time the class A shares of Liberty Small Company Index Fund fell by 25.54% without sales charge. The fund's 12-month performance represents a correlation coefficient of 99.97%. The correlation coefficient measures the degree to which the fund's performance moved in line with its target index during the reporting period.

SENSITIVE TO CHANGING ECONOMIC VIEW
      Although small-cap stocks lost significant ground during the year, it is worth noting that losses for the sector were in line with large-cap stocks. Historically, small-cap stocks often significantly underperform large-cap stocks when the economy is sagging. That was the case in the fourth quarter of 2002. However, losses for small-cap stocks may have been curbed during the weak economy of the past 12 months because small-caps were less vulnerable to both corporate accounting problems at home and political concerns abroad. Both these factors weighed on large-cap stocks, but left small-caps relatively untouched.

LIKELY LEADERS IN A RECOVERY
      Although the valuation gap between large- and small-cap stocks has narrowed in the past two years, the small-cap sector remains relatively attractive. Large-cap shares may be the initial beneficiaries of a brightening economic outlook. But once an economic recovery takes hold, we believe that small-cap stocks could assume their traditional role as leaders in a sustained market advance. Believing that smaller companies are often more flexible in responding to new business opportunities, investors typically favor small-cap stocks when confidence in the domestic economy is rising.


Eric Remole and Michael Welhoelter became portfolio managers of Liberty Large Company Index Fund in January 2003. Eric, who is managing director and head of the structured equity group has managed structured core equity portfolios since 1984. Michael, who is senior portfolio manager in the structured equity group, has managed equity portfolios since 1993.

The fund is subject to indexing risk; because the fund is designed to track its index, your investment will decline in value when its index declines. Because the fund will not hold all the issues included in its index, it may not always be fully invested, and transactions costs and expenses, may cause the fund's performance to fail to match the performance of its index, after taking expenses into account. Security prices in a market, sector or industry may fall, reducing the value of your investment.


NET ASSET VALUE PER
SHARE AS OF 3/31/03 ($)

Class A          12.63
Class B          12.60
Class C          12.62
Class Z          12.64

DISTRIBUTIONS
DECLARED PER SHARE
4/1/02 - 3/31/03 ($)

Class A           0.32
Class B           0.32
Class C           0.32
Class Z           0.33



Pie chart:

Sector Breakdown as of March 31, 2003 (%)
Industrials:                   20
Consumer discretionary:        19
Financials:                    15
Information technology:        15
Health care:                   12
Energy:                         6
Materials:                      5
Consumer staples:               4
Utilities:                      4

Sector breakdowns are calculated as a percentage of net assets.

Portfolio Reviews

LIBERTY U.S. TREASURY INDEX FUND

By David Lindsay, CFA
Portfolio Manager

      Liberty U.S. Treasury Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of notes and bonds represented in the Citigroup Bond U.S. Treasury Index, an unmanaged index of US Treasury securities. The fund attempts to meet this objective by investing in US Treasury notes and bonds according to their representation in the Citigroup Index.
      For the 12 months ended March 31, 2003, the Citigroup Bond U.S. Treasury Index posted a total return of 13.74%, and the class A shares of Liberty U.S. Treasury Index Fund had a return of 13.08% without sales charge. This performance represents a correlation coefficient of 99.88%. The correlation coefficient measures the degree to which the fund's performance moved in line with its target index during the reporting period.

UNCERTAINTY CONTINUES TO BENEFIT TREASURIES
      Backed by the full faith and credit of the US government, which gives them exceptional credit quality, Treasury securities often find favor with investors during economic or political turmoil. This was again the case in the past year. As interest rates fell and bond prices rose, Treasuries enjoyed returns that exceeded those for other fixed-income issues.
      During the reporting period, changes in Treasury yields and prices were among the largest since the 1980s. While longer-maturity Treasuries experienced larger absolute returns, returns were greater on a risk-adjusted basis for the intermediate-term sector. That's where investments in the fund and the U.S. Treasury Index tend to be concentrated. For the 12-month period, the average yield for investments represented in the index fell from 4.96% to 3.11%.
      The strongest performance from Treasuries occurred in the first half of the period. In the second half, as investors began to look for additional interest rate cuts to stimulate the economy and became willing to take on additional risk, Treasuries underperformed other sectors of the bond market.
      As we adjusted the fund's portfolio to reflect the continued concentration of new Treasury issues in shorter-term bonds, the average maturity of the fund's investments declined during the reporting period. With the general decrease in yields and the increase in issues of new Treasuries with shorter maturities, the average coupon interest rate for investments in the fund fell from 6.26% to 5.63%.

TREASURIES WILL CONTINUE TO OFFER QUALITY, SAFETY
      The US Treasury market faces challenges from the low absolute level of yields, from expanding federal deficits and from the prospect of a strengthening domestic economy. Nevertheless, the Liberty U.S. Treasury Index Fund offers investors the highest possible credit quality and a reasonable relative yield. As such, we believe it should remain the high quality choice for fixed-income investors.



David Lindsay has managed Liberty U.S. Treasury Index Fund since July 1994. He has managed fixed-income portfolios for Columbia Management Advisors, Inc., and its predecessors, since 1986.

The value of the fund may be affected by interest rate changes and the creditworthiness of issuers held in the fund. The fund is subject to indexing risk; because the fund is designed to track its index, your investment will decline in value when its index declines. Because the fund will not hold all the issues included in its index, it may not always be fully invested, and transactions costs and expenses, may cause the fund's performance to fail to match the performance of its index, after taking expenses into account. Security prices in a market, sector or industry may fall, reducing the value of your investment.


MATURITY BREAKDOWN
AS OF 3/31/03 (%)



Bar chart:

0-1 YEAR                   0.9
1-3 YEARS                 32.9
3-5 YEARS                 15.7
5-7 YEARS                  6.7
7-10 YEARS                 9.3
10-15 YEARS                9.1
15-20 YEARS               11.9
20-30 YEARS               13.5


NET ASSET VALUE PER
SHARE AS OF 3/31/03 ($)

Class A          11.25
Class B          11.25
Class C          11.25
Class Z          11.26

DISTRIBUTIONS
DECLARED PER SHARE
4/1/02 - 3/31/03 ($)

Class A           0.14
Class B           0.12
Class C           0.12
Class Z           0.50


Pie chart:

Asset Allocation as of 3/31/03 (%)

U.S. Treasury notes:                       63
U.S. Treasury bonds:                       35
Repurchase agreement and net
  other assets and liabilities:             2

Liberty Large Company Index Fund

PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
SHARES                                                                       VALUE
COMMON STOCKS - 99.22%

            CONSUMER DISCRETIONARY - 13.43%
                AUTO COMPONENTS - 0.17%

      5,582     Cooper Tire & Rubber Co. .......................    $       68,100
     11,347     Dana Corp.......................................            80,110
     42,746     Delphi Corp.....................................           291,955
     13,447     Goodyear Tire & Rubber Co.*.....................            69,521
      6,773     Johnson Controls, Inc. .........................           490,636
      9,826     Visteon Corp. ..................................            58,367
                                                                    --------------
                                                                         1,058,689
                                                                    --------------

                AUTOMOBILES - 0.56%

    140,362     Ford Motor Co...................................         1,055,522
     42,886     General Motors Corp.............................         1,441,827
     23,113     Harley-Davidson, Inc. ..........................           917,817
                                                                    --------------
                                                                         3,415,166
                                                                    --------------

                HOTELS, RESTAURANTS & LEISURE - 1.05%

     44,861     Carnival Corp. .................................         1,081,599
     13,028     Darden Restaurants, Inc.........................           232,550
      8,511     Harrah's Entertainment, Inc.*...................           303,842
     28,815     Hilton Hotels Corp..............................           334,542
      6,536     International Game Technology*..................           535,298
     17,914     Marriott International, Inc., Class A...........           569,844
     97,106     McDonald's Corp. ...............................         1,404,153
     29,624     Starbucks Corp.*................................           763,114
     15,231     Starwood Hotels & Resorts
                Worldwide, Inc..................................           362,346
      8,867     Wendy's International, Inc......................           243,931
     22,578     Yum! Brands, Inc.*..............................           549,323
                                                                    --------------
                                                                         6,380,542
                                                                    --------------

                HOUSEHOLD DURABLES - 0.49%

      5,044     American Greetings Corp., Class A*..............            66,076
      6,055     Black & Decker Corp.............................           211,077
      4,698     Centex Corp. ...................................           255,383
     11,383     Fortune Brands, Inc. ...........................           487,989
      3,633     KB Home.........................................           165,120
     14,928     Leggett & Platt, Inc............................           272,884
      5,967     Maytag Corp. ...................................           113,552
     20,479     Newell Rubbermaid, Inc. ........................           580,580
      4,716     Pulte Homes, Inc. ..............................           236,507
      4,495     Snap-On, Inc....................................           111,296
      6,781     Stanley Works...................................           162,676
      4,492     Tupperware Corp. ...............................            62,080
      5,177     Whirlpool Corp. ................................           253,828
                                                                    --------------
                                                                         2,979,048
                                                                    --------------

                INTERNET & Catalog Retail - 0.33%

     23,600     eBay, Inc.*.....................................         2,012,844
                                                                    --------------


SHARES                                                                       VALUE
                LEISURE EQUIPMENT & Products - 0.28%

      6,901     Brunswick Corp..................................    $      131,119
     22,269     Eastman Kodak Co................................           659,162
     13,282     Hasbro, Inc.....................................           184,487
     33,401     Mattel, Inc.....................................           751,523
                                                                    --------------
                                                                         1,726,291
                                                                    --------------

                MEDIA - 3.95%

    341,934     AOL Time Warner, Inc.*..........................         3,713,403
     46,846     Clear Channel Communications, Inc.*.............         1,589,016
    176,573     Comcast Corp., Class A*.........................         5,048,222
    156,171     Disney (Walt) Co. ..............................         2,658,030
      6,301     Dow Jones & Co., Inc............................           223,308
     20,425     Gannett, Inc. ..................................         1,438,533
     29,530     Interpublic Group of Companies, Inc. ...........           274,629
      6,238     Knight-Ridder, Inc..............................           364,923
     14,794     McGraw-Hill Companies, Inc......................           822,398
      3,844     Meredith Corp. .................................           146,764
     11,621     New York Times Co., Class A.....................           501,446
     14,365     Omnicom Group, Inc. ............................           778,152
      8,497     TMP Worldwide, Inc.*............................            91,173
     23,334     Tribune Co......................................         1,050,263
     17,564     Univision Communications, Inc.,
                Class A*........................................           430,494
    134,693     Viacom, Inc., Class B*..........................         4,918,988
                                                                    --------------
                                                                        24,049,742
                                                                    --------------

                MULTI-LINE RETAIL - 4.10%

      8,838     Big Lots, Inc.*.................................            99,428
     34,855     Costco Wholesale Corp.*.........................         1,046,696
      6,456     Dillard's, Inc., Class A........................            83,412
     25,534     Dollar General Corp. ...........................           311,770
     13,163     Family Dollar Stores, Inc. .....................           406,473
     14,536     Federated Department Stores, Inc.*..............           407,299
     25,750     Kohl's Corp.*...................................         1,456,935
     22,056     May Department Stores Co........................           438,694
     10,333     Nordstrom, Inc..................................           167,395
     20,518     Penney (J.C.) Co., Inc. ........................           402,974
     24,170     Sears, Roebuck & Co. ...........................           583,706
     69,505     Target Corp. ...................................         2,033,716
    337,641     Wal-Mart Stores, Inc. ..........................        17,567,461
                                                                    --------------
                                                                        25,005,959
                                                                    --------------

                SPECIALTY RETAIL - 2.17%

     22,200     Autonation, Inc.*...............................           283,050
      7,487     AutoZone, Inc.*.................................           514,432
     22,479     Bed Bath & Beyond, Inc.*........................           776,425
     24,649     Best Buy Co., Inc.*.............................           664,784
     16,060     Circuit City Stores, Inc. ......................            83,512
     67,623     Gap, Inc........................................           979,857
    177,882     Home Depot, Inc. ...............................         4,333,206
     40,059     Limited Brands, Inc.............................           515,559
     59,742     Lowes Companies, Inc............................         2,438,668
     23,625     Office Depot, Inc.*.............................           279,484
     12,878     RadioShack Corp. ...............................           287,051


                       See Notes to Financial Statements.

                                       10


LIBERTY LARGE COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
MARCH 31, 2003


SHARES                                                                       VALUE
                SPECIALTY RETAIL (CONTINUED)

     11,496     Sherwin Williams Co.............................    $      303,839
     36,174     Staples, Inc.*..................................           663,069
     11,092     Tiffany & Co. ..................................           277,300
     40,208     TJX Companies, Inc..............................           707,661
     16,235     Toys "R" Us, Inc.*..............................           135,887
                                                                    --------------
                                                                        13,243,784
                                                                    --------------

                TEXTILES, APPAREL & LUXURY GOODS - 0.33%

      9,837     Jones Apparel Group, Inc.*......................           269,829
      8,168     Liz Claiborne, Inc..............................           252,555
     20,237     Nike, Inc., Class B.............................         1,040,587
      4,591     Reebok International Ltd.*......................           150,814
      8,272     VF Corp. .......................................           311,275
                                                                    --------------
                                                                         2,025,060
                                                                    --------------

            CONSUMER STAPLES - 8.98%
                BEVERAGES - 2.87%

     65,461     Anheuser-Busch Companies, Inc...................         3,051,137
      4,665     Brown-Forman Corp., Class B.....................           358,738
    189,618     Coca-Cola Co....................................         7,675,737
     34,343     Coca-Cola Enterprises, Inc......................           641,871
      2,731     Coors (Adolph) Co., Class B.....................           132,454
     21,463     Pepsi Bottling Group, Inc.......................           384,832
    132,083     Pepsico, Inc....................................         5,283,320
                                                                    --------------
                                                                        17,528,089
                                                                    --------------

                FOOD & Drug Retailing - 1.08%

     29,009     Albertson's, Inc................................           546,820
     30,101     CVS Corp........................................           717,909
     58,390     Kroger Co.*.....................................           767,829
     33,768     Safeway, Inc.*..................................           639,228
     10,239     SuperValu, Inc..................................           158,705
     50,001     Systemsco Corp..................................         1,272,025
     78,375     Walgreen Co.....................................         2,310,495
     10,753     Winn-Dixie Stores, Inc. ........................           142,155
                                                                    --------------
                                                                         6,555,166
                                                                    --------------

                FOOD PRODUCTS - 1.32%

     49,421     Archer-Daniels-Midland Co.......................           533,747
     31,353     Campbell Soup Co. ..............................           658,413
     41,069     ConAgra Foods, Inc..............................           824,666
     28,167     General Mills, Inc. ............................         1,283,007
     26,865     Heinz (H.J.) Co.................................           784,458
     10,426     Hershey Foods Corp. ............................           653,293
     31,188     Kellogg Co......................................           955,912
     10,700     McCormick & Co., Inc. ..........................           258,298
     59,906     Sara Lee Corp...................................         1,120,242
     17,215     Wrigley (Wm.) Jr. Co............................           972,648
                                                                    --------------
                                                                         8,044,684
                                                                    --------------


SHARES                                                                       VALUE
                HOUSEHOLD PRODUCTS - 2.23%

     16,861     Clorox Co.......................................    $      778,472
     41,218     Colgate-Palmolive Co............................         2,243,908
     39,345     Kimberly-Clark Corp. ...........................         1,788,624
     98,929     Procter & Gamble Co.............................         8,809,627
                                                                    --------------
                                                                        13,620,631
                                                                    --------------

                PERSONAL PRODUCTS - 0.61%

      4,482     Alberto-Culver Co., Class B.....................           220,873
     17,971     Avon Products, Inc..............................         1,025,246
     79,824     Gillette Co.....................................         2,469,755
                                                                    --------------
                                                                         3,715,874
                                                                    --------------

                TOBACCO - 0.87%

    158,235     Altria Group, Inc...............................         4,740,721
      6,500     Reynolds (R.J.) Tobacco Holdings, Inc...........           209,690
     12,867     UST, Inc........................................           355,129
                                                                    --------------
                                                                         5,305,540
                                                                    --------------

            ENERGY - 6.15%
                ENERGY EQUIPMENT & SERVICES - 0.82%

     25,783     Baker Hughes, Inc...............................           771,685
     12,100     BJ Services Co.*................................           416,119
     33,377     Halliburton Co..................................           691,905
     11,078     Nabors Industries Ltd.*.........................           441,680
     10,255     Noble Corp.*....................................           322,212
      7,171     Rowan Companies, Inc............................           140,982
     44,500     Schlumberger Ltd................................         1,691,445
     24,391     Transocean, Inc.*...............................           498,796
                                                                    --------------
                                                                         4,974,824
                                                                    --------------

                OIL & GAS - 5.33%

      6,794     Amerada Hess Corp. .............................           300,702
     19,012     Anadarko Petroleum Corp.........................           865,046
     12,203     Apache Corp. ...................................           753,419
      5,183     Ashland, Inc....................................           153,780
     15,447     Burlington Resources, Inc. .....................           736,976
     81,732     ChevronTexaco Corp. ............................         5,283,974
     51,718     ConocoPhillips..................................         2,772,085
     11,939     Devon Energy Corp. .............................           575,699
     45,801     El Paso Corp. ..................................           277,096
      8,810     EOG Resources, Inc..............................           348,524
    514,670     Exxon Mobil Corp................................        17,987,717
      7,716     Kerr-McGee Corp. ...............................           313,347
     23,840     Marathon Oil Corp...............................           571,445
     28,873     Occidental Petroleum Corp.......................           865,035
      5,791     Sunoco, Inc.....................................           211,777
     19,711     Unocal Corp.....................................           518,596
                                                                    --------------
                                                                        32,535,218
                                                                    --------------


                       See Notes to Financial Statements.

                                       11


LIBERTY LARGE COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
MARCH 31, 2003

SHARES                                                                       VALUE
            FINANCIALS - 20.67%
                BANKS - 7.12%

     27,139     AmSouth Bancorp.................................    $      539,523
    114,862     Bank of America Corp............................         7,677,376
     58,592     Bank of New York Co., Inc.......................         1,201,136
     89,068     Bank One Corp...................................         3,083,534
     36,011     BB&T Corp.......................................         1,131,826
     17,329     Charter One Financial, Inc......................           479,320
     13,392     Comerica, Inc...................................           507,289
     44,209     Fifth Third Bancorp.............................         2,216,639
      9,600     First Tennessee National Corp...................           381,216
     80,250     FleetBoston Financial Corp. (A).................         1,916,370
     11,716     Golden West Financial Corp. ....................           842,732
     18,041     Huntington Bancshares, Inc. ....................           335,382
     32,535     KeyCorp. .......................................           733,990
     16,700     Marshall & Ilsley Corp. ........................           426,852
     33,005     Mellon Financial Corp. .........................           701,686
     46,722     National City Corp..............................         1,301,208
     12,400     North Fork Bancorporation, Inc. ................           365,180
     16,873     Northern Trust Corp.............................           513,783
     21,746     PNC Financial Services Group, Inc. .............           921,595
     16,885     Regions Financial Corp..........................           547,074
     26,467     SouthTrust Corp. ...............................           675,703
     21,631     SunTrust Banks, Inc. ...........................         1,138,872
     23,339     Synovus Financial Corp. ........................           417,535
     15,113     Union Planters Corp. ...........................           397,321
    146,555     US Bancorp......................................         2,781,614
    103,993     Wachovia Corp...................................         3,543,041
     72,411     Washington Mutual, Inc. ........................         2,553,936
    129,402     Wells Fargo & Co................................         5,821,796
      6,946     Zions Bancorp...................................           297,150
                                                                    --------------
                                                                        43,450,679
                                                                    --------------

                DIVERSIFIED FINANCIALS - 8.65%

    100,563     American Express Co. ...........................         3,341,708
      7,630     Bear Stearns Companies, Inc.....................           500,528
     16,954     Capital One Financial Corp. ....................           508,790
    393,162     Citigroup, Inc..................................        13,544,431
      9,671     Countrywide Credit Industries, Inc. ............           556,083
     76,090     Fannie Mae......................................         4,972,482
     19,699     Franklin Resources, Inc.........................           648,294
     53,188     Freddie Mac.....................................         2,923,421
     36,100     Goldman Sachs Group, Inc........................         2,457,688
     17,023     Janus Capital Group, Inc........................           193,892
     18,546     Lehman Brothers Holdings, Inc. .................         1,071,032
     97,694     MBNA Corp. .....................................         1,470,295
     66,094     Merrill Lynch & Co., Inc........................         2,339,728
     11,576     Moody's Corp. ..................................           535,158
    152,665     Morgan (J.P.) Chase & Co........................         3,619,687
     82,820     Morgan Stanley..................................         3,176,147
     24,500     Principal Financial Group, Inc..................           664,930
     22,095     Providian Financial Corp.*......................           144,943
    102,720     Schwab (Charles) Corp...........................           741,638
     11,775     SLM Corp. ......................................         1,306,083

SHARES                                                                       VALUE
                DIVERSIFIED FINANCIALS (CONTINUED)

     82,600     SPDR Trust......................................    $    6,999,524
     25,442     State Street Corp. .............................           804,730
      9,332     T. Rowe Price Group, Inc. ......................           253,075
                                                                    --------------
                                                                        52,774,287
                                                                    --------------

                INSURANCE - 4.51%

     20,100     Ace, Ltd. ......................................           581,895
     39,503     AFLAC, Inc. ....................................         1,266,071
     53,761     Allstate Corp. .................................         1,783,252
      8,083     Ambac Financial Group, Inc. ....................           408,353
    199,535     American International Group, Inc...............         9,867,006
     23,681     AON Corp. ......................................           489,723
     13,090     Chubb Corp......................................           580,149
     12,394     Cincinnati Financial Corp. .....................           434,658
     19,578     Hartford Financial Services Group, Inc. ........           690,908
     10,967     Jefferson-Pilot Corp. ..........................           422,010
     22,002     John Hancock Financial Services, Inc. ..........           611,216
     13,523     Lincoln National Corp...........................           378,644
     14,232     Loews Corp......................................           567,003
     41,120     Marsh & McLennan Companies, Inc.................         1,752,946
     11,087     MBIA, Inc. .....................................           428,402
     53,547     MetLife, Inc....................................         1,412,570
      7,720     MGIC Investment Corp. ..........................           303,164
     16,649     Progressive Corp. ..............................           987,452
     43,300     Prudential Financial, Inc.......................         1,266,525
     10,585     Safeco Corp.....................................           370,157
     17,292     St. Paul Companies, Inc. .......................           549,886
      9,085     Torchmark, Inc..................................           325,243
     76,909     Travelers Property Casualty Corp.,
                Class B.........................................         1,085,186
     18,506     UnumProvident Corp..............................           181,359
     10,356     XL Capital, Ltd., Class A.......................           732,998
                                                                    --------------
                                                                        27,476,776
                                                                    --------------

                REAL ESTATE - 0.39%

      7,200     Apartment Investment & Management
                Co., Class A....................................           262,656
     31,513     Equity Office Properties Trust, REIT............           802,006
     20,727     Equity Residential Properties Trust, REIT.......           498,899
     14,100     Plum Creek Timber Co., Inc., REIT...............           304,419
     14,100     Simon Property Group, Inc., REIT................           505,203
                                                                    --------------
                                                                         2,373,183
                                                                    --------------

            HEALTH CARE - 15.29%
                BIOTECHNOLOGY - 1.27%

     98,396     Amgen, Inc.*....................................         5,662,690
     11,397     Biogen, Inc.*...................................           341,454
     14,308     Chiron Corp.*...................................           536,550
     16,370     Genzyme Corp.*..................................           596,687
     19,275     MedImmune, Inc.*................................           632,798
                                                                    --------------
                                                                         7,770,179
                                                                    --------------



                       See Notes to Financial Statements.

                                       12


LIBERTY LARGE COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
MARCH 31, 2003

SHARES                                                                       VALUE
                HEALTH CARE EQUIPMENT & SUPPLIES - 1.89%

     16,009     Applera Corp.-Applied Biosystems
                Group...........................................    $      253,422
      3,949     Bard (C.R.), Inc................................           249,024
      4,063     Bausch & Lomb, Inc. ............................           133,632
     45,332     Baxter International, Inc. .....................           844,988
     19,484     Becton Dickinson & Co. .........................           671,029
     19,827     Biomet, Inc. ...................................           607,698
     31,240     Boston Scientific Corp.*........................         1,273,342
     23,508     Guidant Corp.*..................................           850,990
     93,284     Medtronic, Inc. ................................         4,208,974
     13,612     St. Jude Medical, Inc.*.........................           663,585
     15,128     Stryker Corp. ..................................         1,038,537
     14,915     Zimmer Holdings, Inc.*..........................           725,316
                                                                    --------------
                                                                        11,520,537
                                                                    --------------

                HEALTH CARE PROVIDERS & SERVICES - 1.88%

     11,553     Aetna, Inc. ....................................           569,563
      8,476     AmerisourceBergen Corp. ........................           444,990
     10,800     Anthem, Inc.*...................................           715,500
     34,619     Cardinal Health, Inc. ..........................         1,972,244
     10,710     CIGNA Corp......................................           489,661
     39,225     HCA, Inc........................................         1,622,346
     18,259     Health Management Associates, Inc.,
                Class A.........................................           346,921
     12,414     Humana, Inc.*...................................           119,174
     18,657     IMS Health, Inc.................................           291,236
      7,412     Manor Care, Inc.*...............................           142,533
     22,290     McKesson Corp...................................           555,690
      8,000     Quest Diagnostics, Inc.*........................           477,520
      9,021     Quintiles Transnational Corp.*..................           109,695
     36,260     Tenet Healthcare Corp.*.........................           605,542
     23,330     UnitedHealth Group, Inc.........................         2,138,661
     11,342     WellPoint Health Networks, Inc.*................           870,499
                                                                    --------------
                                                                        11,471,775
                                                                    --------------

                PHARMACEUTICALS - 10.25%

    119,563     Abbott Laboratories.............................         4,496,764
      9,898     Allergan, Inc...................................           675,143
    148,141     Bristol-Myers Squibb Co.........................         3,130,219
     27,756     Forest Laboratories, Inc.*......................         1,497,991
    227,219     Johnson & Johnson Co. ..........................        13,149,164
     18,393     King Pharmaceuticals, Inc.*.....................           219,428
     85,969     Lilly (Eli) & Co................................         4,913,128
    171,727     Merck & Co., Inc................................         9,407,205
    471,259     Pfizer, Inc.....................................        14,684,430
     98,848     Pharmacia Corp..................................         4,280,118
    112,156     Schering-Plough Corp............................         1,999,741
      8,172     Watson Pharmaceuticals, Inc.*...................           235,108
    101,439     Wyeth...........................................         3,836,423
                                                                    --------------
                                                                        62,524,862
                                                                    --------------

SHARES                                                                       VALUE

            INDUSTRIALS - 11.20%
                AEROSPACE & DEFENSE - 1.65%

     64,279     Boeing Co. .....................................    $    1,610,832
     15,346     General Dynamics Corp. .........................           845,104
      8,963     Goodrich Corp...................................           126,020
     65,451     Honeywell International, Inc. ..................         1,398,033
     34,831     Lockheed Martin Corp. ..........................         1,656,214
     13,985     Northrop Grumman Corp...........................         1,199,913
     31,074     Raytheon Co.....................................           881,569
     13,750     Rockwell Collins, Inc. .........................           252,588
     35,945     United Technologies Corp. ......................         2,076,902
                                                                    --------------
                                                                        10,047,175
                                                                    --------------

                AIR FREIGHT & LOGISTICS - 1.02%

     22,845     FedEx Corp......................................         1,258,074
      4,735     Ryder Systems, Inc..............................            97,115
     86,000     United Parcel Service, Inc., Class B............         4,902,000
                                                                    --------------
                                                                         6,257,189
                                                                    --------------

                AIRLINES - 0.15%

      9,463     Delta Air Lines, Inc............................            84,221
     59,248     Southwest Airlines Co...........................           850,801
                                                                    --------------
                                                                           935,022
                                                                    --------------

                BUILDING PRODUCTS - 0.19%

      5,500     American Standard Companies, Inc.*..............           378,235
      4,523     Crane Co........................................            78,791
     37,633     Masco Corp......................................           700,726
                                                                    --------------
                                                                         1,157,752
                                                                    --------------

                COMMERCIAL SERVICES & SUPPLIES - 1.81%

     15,129     Allied Waste Industries, Inc.*..................           120,881
     13,300     Apollo Group, Inc., Class A*....................           663,670
     45,877     Automatic Data Processing, Inc. ................         1,412,553
      8,366     Avery Dennison Corp.............................           490,833
     13,673     Block (H&R), Inc................................           583,700
     78,800     Cendant Corp.*..................................         1,000,760
     13,056     Cintas Corp. ...................................           429,542
     38,953     Concord EFS, Inc.*..............................           366,158
     13,262     Convergys Corp.*................................           175,058
      4,689     Deluxe Corp. ...................................           188,170
      8,654     Donnelley (R.R.) & Sons Co......................           158,541
     10,871     Equifax, Inc....................................           217,311
     57,544     First Data Corp. ...............................         2,129,703
     14,603     Fiserv, Inc.*...................................           459,702
     28,733     Paychex, Inc. ..................................           789,296
     18,128     Pitney Bowes, Inc. .............................           578,646
     13,271     Robert Half International, Inc.*................           176,637
     10,898     Sabre Holdings Corp., Class A*..................           173,387
     45,494     Waste Management, Inc...........................           963,563
                                                                    --------------
                                                                        11,078,111
                                                                    --------------



                       See Notes to Financial Statements.

                                       13


LIBERTY LARGE COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
MARCH 31, 2003

SHARES                                                                       VALUE
                CONSTRUCTION & ENGINEERING - 0.04%

      6,125     Fluor Corp. ....................................    $      206,290
      4,866     McDermott International, Inc.*..................            14,111
                                                                    --------------
                                                                           220,401
                                                                    --------------

                ELECTRICAL EQUIPMENT - 0.43%

     15,025     American Power Conversion Corp.*................           213,956
      7,148     Cooper Industries Ltd. .........................           255,255
     32,184     Emerson Electric Co.............................         1,459,544
     14,626     Molex, Inc......................................           314,166
      6,112     Power-One, Inc.*................................            26,893
     14,151     Rockwell Automation, Inc........................           292,926
      4,468     Thomas & Betts Corp.*...........................            63,356
                                                                    --------------
                                                                         2,626,096
                                                                    --------------

                INDUSTRIAL CONGLOMERATES - 4.19%

     29,843     3M Co. .........................................         3,880,485
    761,058     General Electric Co.............................        19,406,979
     10,411     Textron, Inc....................................           285,886
    152,620     Tyco International Ltd. ........................         1,962,693
                                                                    --------------
                                                                        25,536,043
                                                                    --------------

                MACHINERY - 1.14%

     26,329     Caterpillar, Inc................................         1,295,387
      3,182     Cummins, Inc....................................            78,277
     11,613     Danaher Corp. ..................................           763,671
     18,282     Deere & Co. ....................................           717,751
     15,433     Dover Corp......................................           373,787
      5,375     Eaton Corp. ....................................           375,981
     23,495     Illinois Tool Works, Inc........................         1,366,234
     12,996     Ingersoll-Rand Co. Ltd., Class A................           501,516
      7,058     ITT Industries, Inc.............................           376,968
      5,220     Navistar International Corp.*...................           128,464
      8,869     Paccar, Inc.....................................           445,845
      9,417     Pall Corp.......................................           188,340
      9,037     Parker-Hannifin Corp............................           350,093
                                                                    --------------
                                                                         6,962,314
                                                                    --------------

                ROAD & RAIL - 0.46%

     28,696     Burlington Northern Santa Fe Corp. .............           714,530
     16,424     CSX Corp........................................           468,412
     29,734     Norfolk Southern Corp. .........................           551,863
     19,436     Union Pacific Corp. ............................         1,068,980
                                                                    --------------
                                                                         2,803,785
                                                                    --------------

                TRADING COMPANIES & DISTRIBUTORS - 0.12%

     13,374     Genuine Parts Co. ..............................           408,041
      7,032     Grainger (W.W.), Inc............................           301,673
                                                                    --------------
                                                                           709,714
                                                                    --------------

SHARES                                                                       VALUE
            INFORMATION TECHNOLOGY - 14.46%
                COMMUNICATIONS EQUIPMENT - 2.11%

     61,321     ADC Telecommunications, Inc.*...................    $      126,321
      7,563     Andrew Corp.*...................................            41,597
     28,508     Avaya, Inc.*....................................            58,156
     33,179     CIENA Corp.*....................................           144,992
    543,932     Cisco Systems, Inc.*............................         7,060,237
     14,398     Comverse Technology, Inc.*......................           162,841
     91,665     Corning, Inc.*..................................           535,324
    108,267     JDS Uniphase Corp.*.............................           308,561
    299,125     Lucent Technologies, Inc........................           439,714
    175,938     Motorola, Inc. .................................         1,453,248
     60,353     QUALCOMM, Inc. .................................         2,176,329
     11,700     Scientific-Atlanta, Inc.........................           160,758
     31,553     Tellabs, Inc.*..................................           182,692
                                                                    --------------
                                                                        12,850,770
                                                                    --------------

                COMPUTERS & PERIPHERALS - 3.72%

     27,598     Apple Computer, Inc.*...........................           390,236
    197,264     Dell Computer Corp.*............................         5,387,280
    168,200     EMC Corp.*......................................         1,216,086
     24,804     Gateway, Inc.*..................................            58,537
    233,442     Hewlett-Packard Co..............................         3,630,023
    129,282     IBM Corp........................................        10,139,587
      9,649     Lexmark International, Inc.,*...................           646,001
      7,461     NCR Corp.*......................................           136,835
     25,990     Network Appliance, Inc.*........................           290,828
    244,332     Sun Microsystems, Inc.*.........................           796,522
                                                                    --------------
                                                                        22,691,935
                                                                    --------------

                ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.33%

     35,765     Agilent Technologies, Inc.*.....................           470,310
     15,130     Jabil Circuit, Inc.*............................           264,775
      3,699     Millipore Corp.*................................           120,957
      9,707     PerkinElmer, Inc................................            86,295
     38,999     Sanmina-SCI Corp.*..............................           157,556
     63,228     Solectron Corp.*................................           190,949
     17,664     Symbol Technologies, Inc........................           152,087
      6,613     Tektronix, Inc.*................................           113,413
     12,506     Thermo Electron Corp.*..........................           226,359
      9,900     Waters Corp.*...................................           209,484
                                                                    --------------
                                                                         1,992,185
                                                                    --------------

                INTERNET SOFTWARE & SERVICES - 0.18%

     45,230     Yahoo!, Inc.*...................................         1,086,425
                                                                    --------------

                IT CONSULTING & SERVICES - 0.29%

     14,290     Computer Sciences Corp.*........................           465,140
     36,419     Electronic Data Systems Corp....................           640,974
     21,700     Sungard Data Systems, Inc.*.....................           462,210
     24,972     Unisys Corp.*...................................           231,241
                                                                    --------------
                                                                         1,799,565
                                                                    --------------


                       See Notes to Financial Statements.

                                       14


LIBERTY LARGE COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
MARCH 31, 2003

SHARES                                                                       VALUE
                OFFICE ELECTRONICS - 0.08%
     56,239     Xerox Corp.*....................................    $      489,279
                                                                    --------------

                SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.97%

     26,233     Advanced Micro Devices, Inc.*...................           162,120
     29,235     Altera Corp.*...................................           395,842
     27,872     Analog Devices, Inc.*...........................           766,480
    126,198     Applied Materials, Inc.*........................         1,587,571
     23,201     Applied Micro Circuits Corp.*...................            75,635
     21,105     Broadcom Corp., Class A*........................           260,647
    506,689     Intel Corp. ....................................         8,248,897
     14,590     KLA-Tencor Corp.*...............................           524,394
     23,950     Linear Technology Corp. ........................           739,337
     28,404     LSI Logic Corp.*................................           128,386
     24,668     Maxim Integrated Products, Inc.*................           891,008
     46,442     Micron Technology, Inc.*........................           378,038
     13,928     National Semiconductor Corp.*...................           237,333
     11,485     Novellus Systems, Inc.*.........................           313,196
     12,088     NVIDIA Corp.*...................................           155,331
     12,843     PMC-Sierra, Inc.*...............................            76,416
      7,149     QLogic Corp.*...................................           265,514
     13,986     Teradyne, Inc.*.................................           162,797
    132,381     Texas Instruments, Inc..........................         2,167,077
     25,797     Xilinx, Inc.*...................................           603,908
                                                                    --------------
                                                                        18,139,927
                                                                    --------------

                SOFTWARE - 4.78%

     17,637     Adobe Systems, Inc..............................           543,749
      8,628     Autodesk, Inc...................................           131,663
     17,847     BMC Software, Inc.*.............................           269,311
     13,104     Citrix Systems, Inc.*...........................           172,449
     43,967     Computer Associates International, Inc..........           600,589
     28,950     Compuware Corp.*................................            98,141
     10,900     Electronic Arts, Inc.*..........................           639,176
     15,770     Intuit, Inc.*...................................           586,644
      6,422     Mercury Interactive Corp.*......................           190,605
    818,514     Microsoft Corp..................................        19,816,224
     28,125     Novell, Inc.*...................................            60,469
    403,037     Oracle Corp.*...................................         4,372,548
     20,071     Parametric Technology Corp.*....................            43,554
     23,934     PeopleSoft, Inc.*...............................           366,190
     37,042     Siebel Systems, Inc.*...........................           296,706
     11,300     Symantec Corp.*.................................           442,734
     31,456     Veritas Software Corp.*.........................           552,997
                                                                    --------------
                                                                        29,183,749
                                                                    --------------

            MATERIALS - 2.66%
                CHEMICALS - 1.51%

     17,426     Air Products & Chemicals, Inc...................           721,959
     69,660     Dow Chemical Co.................................         1,923,313
     76,078     du Pont (E.I.) de Nemours & Co..................         2,956,391
      5,930     Eastman Chemical Co.............................           171,911
      9,956     Ecolab, Inc.....................................           491,129
      9,812     Engelhard Corp..................................           210,173
      3,860     Great Lakes Chemical Corp.......................            85,692
      8,389     Hercules, Inc.*.................................            72,984


SHARES                                                                       VALUE
                CHEMICALS (CONTINUED)

      7,181     International Flavors & Fragrances, Inc.........    $      223,257
     19,999     Monsanto Co.....................................           327,984
     12,960     PPG Industries, Inc. ...........................           584,237
     12,345     Praxair, Inc....................................           695,641
     16,869     Rohm & Haas Co. ................................           502,359
      5,506     Sigma-Aldrich Corp..............................           244,962
                                                                    --------------
                                                                         9,211,992
                                                                    --------------

                CONSTRUCTION MATERIALS - 0.04%

      7,772     Vulcan Materials Co., Inc.......................           234,948
                                                                    --------------

                CONTAINERS & PACKAGING - 0.18%

      4,378     Ball Corp.......................................           243,855
      4,040     Bemis Co., Inc..................................           169,922
     12,104     Pactiv Corp.*...................................           245,711
      6,456     Sealed Air Corp.*...............................           259,079
      4,064     Temple Inland, Inc..............................           151,994
                                                                    --------------
                                                                         1,070,561
                                                                    --------------

                METALS & MINING - 0.47%

     64,588     Alcoa, Inc......................................         1,251,715
      6,207     Allegheny Technologies, Inc. ...................            18,000
     11,050     Freeport-McMoran Copper & Gold, Inc.............           188,403
     30,693     Newmont Mining Corp.............................           802,622
      5,958     Nucor Corp. ....................................           227,417
      6,780     Phelps Dodge Corp.*.............................           220,214
      7,789     United States Steel Corp........................            76,566
      6,586     Worthington Industries, Inc. ...................            78,571
                                                                    --------------
                                                                         2,863,508
                                                                    --------------

                PAPER & FOREST PRODUCTS - 0.46%

      4,485     Boise Cascade Corp. ............................            97,997
     19,162     Georgia-Pacific Corp. ..........................           266,352
     36,634     International Paper Co..........................         1,238,229
      8,020     Louisiana-Pacific Corp.*........................            63,599
     15,312     MeadWestvaco Corp...............................           348,807
     16,774     Weyerhaeuser Co.................................           802,300
                                                                    --------------
                                                                         2,817,284
                                                                    --------------

            TELECOMMUNICATION SERVICES - 3.62%
                DIVERSIFIED TELECOMMUNICATIONS - 3.18%

     23,820     ALLTEL Corp. ...................................         1,066,183
     58,892     AT&T Corp. .....................................           954,050
    142,361     BellSouth Corp..................................         3,084,963
     10,949     CenturyTel, Inc. ...............................           302,192
     21,552     Citizens Communications Co.*....................           215,089
    129,688     Qwest Communications International,
                Inc.............................................           452,611
    253,911     SBC Communications, Inc. .......................         5,093,455
     68,425     Sprint Corp.-FON Group..........................           803,994
    209,276     Verizon Communications, Inc.....................         7,397,907
                                                                    --------------
                                                                        19,370,444
                                                                    --------------



                       See Notes to Financial Statements.

                                       15


LIBERTY LARGE COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
MARCH 31, 2003

SHARES                                                                       VALUE

                WIRELESS TELECOMMUNICATION SERVICES - 0.44%

    207,220     AT&T Wireless Services, Inc.*...................    $    1,367,652
     73,615     Nextel Communications, Inc., Class A*...........           985,705
     76,408     Sprint Corp.-PCS Group*.........................           333,139
                                                                    --------------
                                                                         2,686,496
                                                                    --------------

            UTILITIES - 2.76%
                ELECTRIC UTILITIES - 2.19%

      9,636     Allegheny Energy, Inc. .........................            59,840
     12,211     Ameren Corp.....................................           476,840
     29,726     American Electric Power Co., Inc................           679,239
     12,841     Cinergy Corp. ..................................           432,100
     11,007     CMS Energy Corp.*...............................            48,541
     16,291     Consolidated Edison, Inc. ......................           626,715
     12,632     Constellation Energy Group, Inc.................           350,285
     23,476     Dominion Resources, Inc.........................         1,299,866
     12,815     DTE Energy Co. .................................           495,300
     24,968     Edison International*...........................           341,812
     16,969     Entergy Corp. ..................................           817,057
     24,701     Exelon Corp.....................................         1,245,177
     22,752     FirstEnergy Corp................................           716,688
     13,994     FPL Group, Inc. ................................           824,666
     31,138     PG&E Corp.*.....................................           418,806
      6,877     Pinnacle West Capital Corp. ....................           228,591
     12,590     PPL Corp. ......................................           448,330
     18,191     Progress Energy, Inc............................           712,178
     17,047     Public Service Enterprise Group, Inc............           625,454
     54,522     Southern Co.....................................         1,550,606
     13,475     TECO Energy, Inc................................           143,239
     24,633     TXU Corp........................................           439,699
     30,468     Xcel Energy, Inc................................           390,295
                                                                    --------------
                                                                        13,371,324
                                                                    --------------

                GAS UTILITIES - 0.29%

     11,974     KeySpan Corp....................................           386,162
      9,300     Kinder Morgan, Inc..............................           418,500
      3,320     Nicor, Inc......................................            90,702
     19,056     NiSource, Inc...................................           346,819
      2,738     Peoples Energy Corp.............................            97,938
     15,797     Sempra Energy...................................           394,293
                                                                    --------------
                                                                         1,734,414
                                                                    --------------

                MULTI-UTILITIES & UNREGULATED POWER - 0.28%

     41,556     AES Corp.*......................................           150,433
     28,920     Calpine Corp.*..................................            95,436
     23,228     Centerpoint Energy, Inc.........................           163,757
     68,219     Duke Energy Corp................................           991,904
     28,443     Dynegy, Inc., Class A...........................            74,236
     30,852     Mirant Corp.*...................................            49,363
     39,565     Williams Companies, Inc.........................           181,208
                                                                    --------------
                                                                         1,706,337
                                                                    --------------

                Total Common Stocks.............................       605,174,174
                                                                    --------------
                (Cost $700,435,347)


PAR VALUE                                                                    VALUE

EPURCHASE AGREEMENT - 0.59%

 $3,589,000     Repurchase agreement with State
                Street Bank & Trust Co., dated
                03/31/03, due 04/01/03 at 1.240%,
                collateralized by U.S. Treasury
                Notes maturing 08/31/04, market
                value $3,665,250 (repurchase
                proceeds $3,589,124)............................    $    3,589,000
                                                                    --------------
                TOTAL REPURCHASE AGREEMENT......................         3,589,000
                                                                    --------------
                (Cost $3,589,000)
TOTAL INVESTMENTS - 99.81%......................................       608,763,174
                                                                    --------------
(Cost $704,024,347)(B)

NET OTHER ASSETS AND LIABILITIES - 0.19%........................         1,147,384
                                                                    --------------
NET ASSETS - 100.00%............................................    $  609,910,558
                                                                    ==============

--------------------------------------------------------------------------------

*     Non-income producing security.
(A)   Investments in Affiliates during the year ended March 31, 2003: Security
      Name: FleetBoston Financial Corp., the parent company of the investment advisor (see Note 4). Shares as of 03/31/02: 82,450 Shares purchased:
      2,300 Shares sold: 4,500 Shares as of 03/31/03: 80,250 Net realized loss:
      $6,737 Dividend income earned: $113,015 Value at end of period: $1,916,370
(B)   Cost for federal income tax purposes is $709,391,892.
REIT  Real Estate Investment Trust


                        See Notes to Financial Statements

                                       16


LIBERTY SMALL COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS
MARCH 31, 2003


SHARES                                                                       VALUE
COMMON STOCKS - 98.60%

            CONSUMER DISCRETIONARY - 19.00%
                AUTO COMPONENTS - 0.16%

     17,200     Intermet Corp. .................................    $       62,608
     10,000     Midas, Inc.*....................................            73,000
      8,400     Standard Motor Products, Inc. ..................            93,240
     38,000     Tower Automotive, Inc.*.........................            90,060
                                                                    --------------
                                                                           318,908
                                                                    --------------

                AUTOMOBILES - 0.56%

     10,600     Coachmen Industries, Inc. ......................           116,600
     19,350     Monaco Coach Corp.*.............................           200,466
     19,100     Thor Industries, Inc............................           478,073
     12,600     Winnebago Industries, Inc. .....................           342,720
                                                                    --------------
                                                                         1,137,859
                                                                    --------------

                DISTRIBUTORS - 0.18%

     12,800     Advanced Marketing Services, Inc................           143,232
     12,700     Applied Industrial Technologies, Inc. ..........           212,217
                                                                    --------------
                                                                           355,449
                                                                    --------------

                HOTELS, RESTAURANTS & LEISURE - 3.78%

     19,000     AFC Enterprises, Inc.*..........................           255,740
     19,400     Argosy Gaming Corp.*............................           387,612
     24,200     Aztar Corp.*....................................           325,006
     22,200     Bally Total Fitness Holding Corp.*..............           112,554
     18,400     CEC Entertainment, Inc.*........................           500,664
     14,100     IHOP Corp. .....................................           317,814
     24,500     Jack In The Box, Inc.*..........................           443,695
     18,600     Landry's Seafood Restaurants, Inc. .............           312,480
     14,000     Lone Star Steakhouse & Saloon, Inc..............           296,660
     19,700     Marcus Corp. ...................................           267,920
     13,200     O'Charleys, Inc.*...............................           253,044
     16,800     P.F. Chang's China Bistro, Inc.*................           621,600
     19,500     Panera Bread Co.*...............................           594,555
     12,500     Papa John's International, Inc.*................           312,875
     17,400     Pinnacle Entertainment, Inc.*...................            84,912
     30,200     Prime Hospitality Corp.*........................           155,832
     14,700     Rare Hospitality International, Inc.*...........           409,248
     29,000     Ryan's Family Steakhouses, Inc.*................           304,529
     11,300     Shuffle Master, Inc.*...........................           227,706
     26,025     Sonic Corp.*....................................           662,597
     18,000     Steak N Shake Co.*..............................           164,520
     13,600     Triarc Companies, Inc.*.........................           378,760
     20,700     WMS Industries, Inc.*...........................           263,925
                                                                    --------------
                                                                         7,654,248
                                                                    --------------

                HOUSEHOLD DURABLES - 4.24%

     15,700     Applica, Inc.*..................................            76,773
      7,800     Bassett Furniture Industries, Inc. .............            81,900
     34,100     Champion Enterprises, Inc.*.....................            62,744
     10,200     Cross (A.T.) Co., Class A*......................            48,552


SHARES                                                                       VALUE

                HOUSEHOLD DURABLES (continued)

      8,800     Department 56, Inc.*............................    $       86,416
      9,300     Enesco Group, Inc.*.............................            66,681
     25,300     Ethan Allen Interiors, Inc......................           744,579
     19,890     Fedders Corp....................................            65,438
     24,100     Fleetwood Enterprises, Inc.*....................            97,846
     21,600     Harman International Industries, Inc............         1,265,112
     34,300     Interface, Inc., Class A*.......................           113,190
     38,000     La-Z-Boy, Inc. .................................           656,640
      8,900     Libbey, Inc. ...................................           218,940
     17,743     M.D.C. Holdings, Inc............................           680,976
      4,600     National Presto Industries, Inc.................           120,290
      4,800     NVR, Inc.*......................................         1,579,200
      8,600     Royal Appliance Manufacturing, Co.*.............            63,124
     13,700     Russ Berrie & Co., Inc..........................           438,400
     17,200     Ryland Group, Inc. .............................           742,868
      7,500     Salton, Inc.*...................................            78,750
      5,600     Skyline Corp. ..................................           146,160
     21,900     Standard-Pacific Corp...........................           558,669
      8,300     Toro Co.........................................           581,415
          1     Vialta, Inc.*...................................                --(A)
                                                                    --------------
                                                                         8,574,663
                                                                    --------------

                INTERNET & CATALOG RETAIL - 0.29%

     30,850     Insight Enterprises, Inc.*......................           217,493
     13,100     J. Jill Group, Inc.*............................           151,960
     12,300     School Specialty, Inc.*.........................           218,571
                                                                    --------------
                                                                           588,024
                                                                    --------------

                LEISURE EQUIPMENT & PRODUCTS - 1.37%

     12,000     Action Performance Companies, Inc...............           253,800
     14,800     Arctic Cat, Inc.................................           231,028
     18,700     Concord Camera Corp.*...........................            93,687
      9,800     Huffy Corp.*....................................            48,216
     16,300     JAKKS Pacific, Inc.*............................           168,868
     17,900     K2, Inc.*.......................................           138,188
     13,300     Meade Instruments Corp.*........................            35,511
     31,100     Midway Games, Inc.*.............................           102,941
     21,800     Nautilus Group, Inc. ...........................           310,868
     15,200     Polaris Industries, Inc. .......................           755,744
     15,550     SCP Pool Corp.*.................................           461,991
     18,000     Sturm Ruger & Co., Inc..........................           157,680
                                                                    --------------
                                                                         2,758,522
                                                                    --------------

                MEDIA - 0.42%

      8,400     4 Kids Entertainment, Inc.*.....................            99,120
     13,300     Advo, Inc.*.....................................           438,900
     14,600     Information Holdings, Inc.*.....................           235,060
      9,600     Thomas Nelson, Inc.*............................            81,696
                                                                    --------------
                                                                           854,776
                                                                    --------------

                MULTI-LINE RETAIL - 0.42%

     17,200     Fred's, Inc.....................................           479,020
     19,400     Shopko Stores, Inc.*............................           226,010


                       See Notes to Financial Statements.

                                       17


LIBERTY SMALL COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
MARCH 31, 2003

SHARES                                                                       VALUE

                MULTI-LINE RETAIL (CONTINUED)

     27,800     Stein Mart, Inc.*...............................    $      141,780
                                                                    --------------
                                                                           846,810
                                                                    --------------

                SPECIALTY RETAIL - 5.42%

     14,500     Aaron Rents, Inc................................           295,510
     30,050     Ann Taylor Stores Corp.*........................           616,926
      8,800     Building Materials Holding Corp.................           117,128
     29,800     Burlington Coat Factory Warehouse
                Corp. ..........................................           485,740
     17,100     Cato Corp., Class A.............................           325,584
     17,800     Children's Place Retail Stores, Inc.*...........           163,938
     17,300     Christopher & Banks Corp.*......................           306,210
     14,600     Cost Plus, Inc.*................................           384,272
     19,500     Dress Barn, Inc.*...............................           262,275
     13,500     Footstar, Inc.*.................................           113,400
     14,500     Genesco, Inc.*..................................           206,190
     21,800     Goody's Family Clothing, Inc.*..................            87,854
     15,100     Group 1 Automotive, Inc.*.......................           323,140
     19,500     Gymboree Corp.*.................................           293,280
     12,700     Hancock Fabrics, Inc............................           176,530
     14,600     Haverty Furniture Companies, Inc................           156,950
     20,800     Hot Topic, Inc.*................................           484,848
     15,900     Hughes Supply, Inc..............................           370,311
     13,100     Jo-Ann Stores, Inc., Class A*...................           262,000
     29,500     Linens `N Things, Inc.*.........................           599,440
     26,600     Men's Wearhouse, Inc.*..........................           397,936
     35,700     O'Reilly Automotive, Inc.*......................           967,470
     33,050     Pacific Sunwear of California, Inc.*............           672,568
     34,500     Pep Boys-Manny, Moe & Jack, Inc.................           262,200
     29,200     Regis Corp......................................           727,372
     14,200     TBC Corp.*......................................           198,800
     22,800     Too, Inc.*......................................           378,708
     12,200     Tractor Supply Co.*.............................           402,844
      9,800     Ultimate Electronics, Inc.*.....................            77,910
     19,800     Wet Seal, Inc., Class A*........................           144,540
     21,500     Zale Corp.*.....................................           703,910
                                                                    --------------
                                                                        10,965,784
                                                                    --------------

                TEXTILES, APPAREL & LUXURY GOODS - 2.16%

      8,700     Ashworth, Inc.*.................................            55,245
     11,800     Brown Shoe Co., Inc.............................           319,426
     31,000     Fossil, Inc.*...................................           533,820
      4,300     Haggar Corp. ...................................            45,666
     11,900     K-Swiss, Inc., Class A..........................           304,045
     17,100     Kellwood Co. ...................................           494,874
     22,500     Nautica Enterprises, Inc.*......................           218,250
      8,200     Oshkosh B' Gosh, Inc., Class A..................           213,200
      5,000     Oxford Industries, Inc..........................           123,250
     20,300     Phillips-Van Heusen Corp........................           250,705
     18,200     Quiksilver, Inc.*...............................           557,284
     21,600     Russell Corp....................................           378,000
     26,400     Stride Rite Corp. ..............................           224,400
     21,300     Wellman, Inc....................................           198,729
     27,100     Wolverine World Wide, Inc.......................           453,925
                                                                    --------------
                                                                         4,370,819
                                                                    --------------


SHARES                                                                       VALUE

            CONSUMER STAPLES - 3.81%
                BEVERAGES - 0.15%

      6,000     Coca Cola Bottling Co...........................    $      299,400
                                                                    --------------

                FOOD & DRUG RETAILING - 1.00%

     33,300     Casey's General Stores, Inc.....................           396,270
     16,000     Duane Reade, Inc.*..............................           202,880
     25,800     Great Atlantic & Pacific Tea Co., Inc.*.........           111,198
      7,983     Nash Finch Co...................................            67,297
     30,300     Performance Food Group Co.*.....................           928,998
     12,800     United Natural Foods, Inc.*.....................           326,400
                                                                    --------------
                                                                         2,033,043
                                                                    --------------

                FOOD PRODUCTS - 1.86%

     11,800     American Italian Pasta Co., Class A*............           510,350
     23,900     Corn Products International, Inc. ..............           696,924
     25,600     Delta & Pine Land Co. ..........................           578,816
     20,100     Flowers Foods, Inc. ............................           550,539
     22,800     Hain Celestial Group, Inc.*.....................           344,508
     12,800     International Multifoods Corp.*.................           247,296
      6,000     J & J Snack Foods Corp.*........................           181,920
     19,500     Lance, Inc......................................           156,780
     19,400     RalCorp. Holdings, Inc.*........................           505,176
                                                                    --------------
                                                                         3,772,309
                                                                    --------------

                HOUSEHOLD PRODUCTS - 0.14%

     11,100     WD-40 Co. ......................................           275,280
                                                                    --------------

                PERSONAL PRODUCTS - 0.46%

     10,200     Natures Sunshine Products, Inc..................            89,454
     44,500     NBTY, Inc.*.....................................           843,720
                                                                    --------------
                                                                           933,174
                                                                    --------------

                TOBACCO - 0.20%

     30,000     DIMON, Inc......................................           171,900
     10,000     Schweitzer-Mauduit International, Inc...........           225,000
                                                                    --------------
                                                                           396,900
                                                                    --------------

            ENERGY - 6.01%
                ENERGY EQUIPMENT & SERVICES - 2.46%

      9,300     Atwood Oceanics, Inc.*..........................           234,732
     25,000     Cal Dive International, Inc.*...................           450,250
     10,300     CARBO Ceramics, Inc.............................           338,355
     11,600     Dril-Quip, Inc.*................................           158,572
     15,100     Hydril Co.*.....................................           377,349
     34,200     Input/Output, Inc.*.............................           123,120
     19,100     Lone Star Technologies, Inc.*...................           403,392
     27,900     Maverick Tube Corp.*............................           518,940
     16,600     Oceaneering International, Inc.*................           362,710
     15,100     Offshore Logistics, Inc.*.......................           272,555
     13,400     SEACOR Smit, Inc.*..............................           469,000
      9,500     Tetra Technologies, Inc.*.......................           218,500

                       See Notes to Financial Statements.

                                       18


LIBERTY SMALL COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
MARCH 31, 2003

SHARES                                                                       VALUE

                ENERGY EQUIPMENT & SERVICES (CONTINUED)
     29,000     Unit Corp.*.....................................    $      588,410
     22,300     Veritas DGC, Inc.*..............................           148,295
     18,100     W-H Energy Services, Inc.*......................           309,872
                                                                    --------------
                                                                         4,974,052
                                                                    --------------

                OIL & GAS - 3.55%

     26,300     Brown (Tom), Inc.*..............................           636,460
     21,500     Cabot Oil & Gas Corp., Class A..................           516,000
     27,300     Cimarex Energy Co.*.............................           530,985
     12,700     Evergreen Resources, Inc.*......................           575,437
     17,500     Frontier Oil Corp. .............................           299,250
     34,600     Newfield Exploration Co.*.......................         1,172,594
     12,800     Nuevo Energy Co.*...............................           173,440
     18,225     Patina Oil & Gas Corp. .........................           599,603
     16,100     Plains Resources, Inc.*.........................           171,787
      8,500     Prima Energy Corp.*.............................           159,290
     17,600     Remington Oil & Gas Corp.*......................           299,728
     22,200     Spinnaker Exploration Co.*......................           431,124
     18,700     St. Mary Land & Exploration Co. ................           468,435
     17,600     Stone Energy Corp.*.............................           591,008
     18,200     Swift Energy Co.*...............................           154,882
     42,400     Vintage Petroleum, Inc. ........................           402,800
                                                                    --------------
                                                                         7,182,823
                                                                    --------------

            FINANCIALS - 14.31%
                BANKS - 9.12%

     16,400     Anchor BanCorp. Wisconsin, Inc..................           359,980
     16,700     Bankunited Financial Corp.*.....................           294,755
     15,200     Boston Private Financial Holdings, Inc..........           227,392
     24,325     Chittenden Corp. ...............................           635,856
     30,300     Commercial Federal Corp.........................           658,116
     26,200     Community First Bankshares, Inc.................           669,410
     34,200     Cullen/Frost Bankers, Inc.......................         1,038,996
     17,250     Dime Community Bancshares, Inc..................           393,818
     18,700     Downey Financial Corp. .........................           736,967
     16,000     East-West BanCorp, Inc. ........................           493,600
     26,800     First BanCorp/Puerto Rico.......................           723,064
     31,450     First Midwest BanCorp, Inc......................           811,725
      9,800     First Republic Bank *...........................           211,680
     11,300     Firstfed Financial Corp.*.......................           341,147
     19,700     Flagstar BanCorp, Inc. .........................           519,489
      7,700     GBC BanCorp.....................................           185,955
     30,140     Hudson United BanCorp...........................           928,312
     18,600     Irwin Financial Corp............................           362,514
     15,600     MAF BanCorp, Inc. ..............................           524,940
     16,379     Provident Bankshares Corp.......................           378,027
     19,100     Riggs National Corp.............................           274,085
     16,000     Seacoast Financial Services Corp. ..............           292,014
     31,700     South Financial Group, Inc. ....................           686,305
     22,700     Southwest Bancorporation of Texas,
                Inc.*...........................................           681,681
     40,300     Staten Island BanCorp, Inc......................           601,276
     29,450     Sterling Bancshares, Inc. ......................           350,160
     26,500     Susquehanna Bancshares, Inc.....................           549,080
     49,732     Trustco Bank Corp...............................           478,919
     14,100     UCBH Holdings, Inc..............................           620,118


SHARES                                                                       VALUE
                BANKS (CONTINUED)

     28,300     United Bankshares, Inc..........................    $      783,910
     46,614     Washington Federal, Inc. .......................           981,691
     23,900     Waypoint Financial Corp.........................           412,514
     26,850     Whitney Holding Corp............................           916,122
     11,500     Wintrust Financial Corp.........................           328,900
                                                                    --------------
                                                                        18,452,518
                                                                    --------------

                DIVERSIFIED FINANCIALS - 1.27%

     16,400     Cash American International, Inc. ..............           155,472
     12,400     Financial Federal Corp. ........................           236,840
     18,000     Jeffries Group, Inc. ...........................           647,100
     16,700     New Century Financial Corp......................           520,723
     33,000     Raymond James Financial, Inc....................           853,710
     11,386     SWS Group, Inc..................................           160,315
                                                                    --------------
                                                                         2,574,160
                                                                    --------------

                INSURANCE - 2.20%

     13,800     Delphi Financial Group, Inc. ...................           540,684
     50,400     Fremont General Corp. ..........................           350,280
     20,500     Hilb Rogal & Hamilton Co........................           640,420
     12,200     LandAmerica Financial Group, Inc................           484,950
     14,400     Philadelphia Consolidated Holding Co.*..........           518,400
     19,700     Presidential Life Corp..........................           123,913
     16,500     RLI Corp. ......................................           443,355
      6,600     SCPIE Holdings, Inc.............................            41,184
     17,700     Selective Insurance Group, Inc..................           434,358
     11,900     Stewart Information Services, Corp.*............           276,199
     32,300     UICI *..........................................           310,403
     12,600     Zenith National Insurance Corp. ................           270,270
                                                                    --------------
                                                                         4,434,416
                                                                    --------------

                REAL ESTATE - 1.72%

     18,700     Capital Automotive, REIT........................           466,378
     15,100     Colonial Properties Trust.......................           499,508
     12,200     Essex Property Trust............................           637,450
     16,300     Gables Residential Trust........................           436,188
     18,600     Glenborough Realty Trust, Inc...................           287,556
     18,400     Kilroy Realty Corp., REIT.......................           406,640
     23,900     Shurgard Storage Centers, Inc.,
                Class A, REIT...................................           742,095
                                                                    --------------
                                                                         3,475,815
                                                                    --------------

            HEALTH CARE - 12.05%
                BIOTECHNOLOGY - 1.72%

     14,300     Arqule, Inc.*...................................            34,463
     39,316     Bio Technology General Corp.*...................           105,760
     37,000     Cephalon, Inc.*.................................         1,477,780
     19,088     Enzo Biochem, Inc.*.............................           249,480
     23,000     IDEXX Laboratories, Inc.*.......................           804,310
     29,500     Regeneron Pharmaceuticals, Inc.*................           221,840
     27,800     Techne Corp.*...................................           574,626
                                                                    --------------
                                                                         3,468,259
                                                                    --------------


                       See Notes to Financial Statements.

                                       19


LIBERTY SMALL COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
MARCH 31, 2003

SHARES                                                                       VALUE
                HEALTH CARE EQUIPMENT & SUPPLIES - 4.76%

     19,200     Advanced Medical Optics, Inc.*..................    $      258,240
     21,700     American Medical Systems Holdings*..............           313,565
     14,000     Arthrocare Corp.*...............................           174,580
      9,900     Biosite, Inc.*..................................           380,259
     19,250     CONMED Corp.*...................................           315,892
     20,700     Cooper Companies, Inc...........................           618,930
      9,900     Datascope Corp..................................           268,092
     19,100     Diagnostic Products Corp. ......................           713,385
     16,200     Haemonetics Corp.*..............................           353,970
     13,100     Hologic, Inc.*..................................           112,804
      9,500     ICU Medical, Inc.*..............................           261,354
     14,700     Inamed Corp.*...................................           525,819
     18,100     Integra Lifesciences Corp.*.....................           416,300
     20,000     Invacare Corp...................................           629,800
     31,100     Mentor Corp. ...................................           532,121
     15,100     Noven Pharmaceuticals, Inc.*....................           213,212
     11,400     Osteotech, Inc.*................................            71,022
      8,300     Polymedica Corp.................................           252,735
     11,600     Possis Medical, Inc.*...........................           187,456
     22,100     ResMed, Inc.*...................................           706,758
     22,500     Respironics, Inc.*..............................           773,348
     16,500     Sola International, Inc.*.......................           203,940
     11,600     SurModics, Inc.*................................           358,556
     25,500     Sybron Dental Specialties, Inc.*................           444,975
     19,900     Theragenics Corp.*..............................            68,854
     17,600     Viasys Healthcare, Inc.*........................           246,400
      8,700     Vital Signs, Inc................................           230,985
                                                                    --------------
                                                                         9,633,352
                                                                    --------------

                HEALTH CARE PROVIDERS & SERVICES - 4.57%

     31,900     Accredo Health, Inc.*...........................           776,414
     13,700     AMERIGROUP Corp.*...............................           400,862
     13,800     Amsurg Corp.*...................................           347,760
     23,800     Cerner Corp.*...................................           770,644
     13,150     Cryolife, Inc.*.................................            90,078
      8,000     Curative Health Services, Inc.*.................           136,640
     43,100     Hooper Holmes, Inc..............................           215,500
     10,900     IMPATH, Inc.*...................................           147,150
     14,200     MAXIMUS, Inc.*..................................           301,324
     32,100     Mid Atlantic Medical Services, Inc.*............         1,301,655
     34,300     Orthodontic Centers of America, Inc.*...........           178,703
     22,900     Owens & Minor, Inc..............................           401,895
     17,000     PARAXEL International Corp.*....................           233,240
     16,900     Pediatrix Medical Group, Inc.*..................           424,866
     37,200     Pharmaceutical Product Development,
                Inc.*...........................................           998,857
     32,550     Province Healthcare Co.*........................           288,068
     10,600     RehabCare Group, Inc.*..........................           189,210
     32,400     Renal Care Group, Inc.*.........................         1,010,232
     19,800     Sierra Health Services, Inc.*...................           255,420
     14,900     Sunrise Assisted Living, Inc.*..................           357,600
     59,800     U.S. Oncology, Inc.*............................           424,580
                                                                    --------------
                                                                         9,250,698
                                                                    --------------


SHARES                                                                       VALUE

                PHARMACEUTICALS - 1.00%

     34,400     Alpharma, Inc., Class A.........................    $      616,792
      9,500     Cima Laboratories, Inc.*........................           206,150
     17,900     Medicis Pharmaceutical Corp., Class A*..........           995,061
     16,900     MGI Pharmaceutical, Inc.*.......................           213,109
                                                                    --------------
                                                                         2,031,112
                                                                    --------------

            INDUSTRIALS - 19.80%
                AEROSPACE & DEFENSE - 2.41%

     21,300     AAR Corp.*......................................            80,514
     40,250     Aeroflex, Inc.*.................................           227,815
     25,587     Alliant Techsystems, Inc.*......................         1,381,954
     19,700     Armor Holdings, Inc.*...........................           197,000
     23,500     BE Aerospace, Inc.*.............................            44,650
     17,900     Cubic Corp. ....................................           292,128
      6,900     Curtiss-Wright Corp.............................           417,450
     15,000     DRS Technologies, Inc.*.........................           375,150
     13,200     EDO Corp........................................           238,920
     10,700     Engineered Support Systems, Inc.................           418,905
     29,000     GenCorp., Inc...................................           181,250
     11,300     Invision Technologies, Inc.*....................           253,911
     15,000     Kaman Corp., Class A............................           146,700
     14,200     Mercury Computer Systems, Inc.*.................           386,240
     10,600     Triumph Group, Inc.*............................           237,970
                                                                    --------------
                                                                         4,880,557
                                                                    --------------

                AIR FREIGHT & LOGISTICS - 0.16%

     14,400     Forward Air Corp.*..............................           313,358
                                                                    --------------

                AIRLINES - 0.39%

     30,300     Atlantic Coast Airlines Holdings, Inc.*.........           188,163
     19,900     Frontier Airlines, Inc.*........................            98,903
     21,200     Mesa Air Group, Inc.*...........................           105,364
     38,600     Skywest, Inc....................................           397,966
                                                                    --------------
                                                                           790,396
                                                                    --------------

                BUILDING PRODUCTS - 1.10%

     18,500     Apogee Enterprises, Inc.........................           152,088
     13,100     ElkCorp.........................................           248,900
     21,940     Griffon Corp.*..................................           283,026
     38,700     Lennox International, Inc.......................           557,280
     16,400     Simpson Manufacturing Co., Inc.*................           554,320
     11,900     Universal Forest Products, Inc..................           184,450
     17,200     Watsco, Inc. ...................................           235,296
                                                                    --------------
                                                                         2,215,360
                                                                    --------------

                COMMERCIAL SERVICES & SUPPLIES - 6.03%

     32,900     ABM Industries, Inc. ...........................           432,306
     18,700     Administaff, Inc.*..............................           116,875
      5,800     Angelica Corp...................................            98,890
     19,800     Arbitron, Inc.*.................................           627,660
     22,500     Bowne & Co., Inc................................           225,000


                       See Notes to Financial Statements.

                                       20


LIBERTY SMALL COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
MARCH 31, 2003

SHARES                                                                       VALUE
                COMMERCIAL SERVICES & SUPPLIES (continued)

     12,900     CDI Corp.*......................................    $      300,570
     24,100     Central Parking Corp............................           241,000
      6,600     Chemed Corp.....................................           209,154
     14,800     Coinstar, Inc.*.................................           248,492
      8,900     Consolidated Graphics, Inc.*....................           149,609
      5,400     CPI Corp........................................            70,902
     31,300     eFunds Corp.*...................................           215,031
     22,600     FactSet Research Systems, Inc...................           733,370
     13,900     G & K Services..................................           333,600
     24,780     Global Payments, Inc............................           756,286
     19,700     Harland (John H.) Co............................           478,907
     12,200     Heidrick & Struggles, Inc.*.....................           141,520
     12,200     Imagistics International, Inc.*.................           227,164
      8,200     Insurance Auto Auctions, Inc.*..................            90,200
     11,800     Ionics, Inc.*...................................           195,290
     30,200     ITT Educational Services, Inc.*.................           845,600
     26,100     Kroll, Inc.*....................................           558,801
     27,500     Labor Ready, Inc.*..............................           156,750
      8,500     MemberWorks, Inc.*..............................           177,565
      9,600     Mobile Mini, Inc.*..............................           153,408
     17,400     NCO Group, Inc.*................................           252,300
     23,300     NDC Health Corp.................................           390,741
      8,700     New England Business Services, Inc..............           222,720
     17,700     On Assignment, Inc.*............................            74,871
     16,500     Pegasus Solutions, Inc.*........................           184,800
     12,700     Pre-Paid Legal Services, Inc.*..................           219,456
     42,400     PRG-Shultz International, Inc.*.................           305,704
     11,700     SOURCECORP, Inc.*...............................           163,917
     39,500     Spherion Corp.*.................................           156,815
     18,900     Standard Register Co............................           281,610
     35,700     Tetra Tech, Inc.*...............................           504,798
     21,800     United Stationers, Inc.*........................           465,430
     10,200     Volt Information Sciences, Inc.*................           104,652
     18,700     Waste Connections, Inc.*........................           645,150
     22,100     Watson Wyatt & Co. Holdings*....................           444,210
                                                                    --------------
                                                                        12,201,124
                                                                    --------------

                CONSTRUCTION & ENGINEERING - 0.64%

      4,200     Butler Manufacturing Co. .......................            68,880
     10,000     EMCOR Group, Inc.*..............................           482,500
     17,800     Insituform Technologies, Inc., Class A*.........           239,410
     25,300     Shaw Group, Inc.*...............................           254,265
     21,600     URS Corp.*......................................           249,048
                                                                    --------------
                                                                         1,294,103
                                                                    --------------

                ELECTRICAL EQUIPMENT - 1.63%

     27,800     Acuity Brands, Inc. ............................           373,910
     14,600     AstroPower, Inc.*...............................            61,028
     22,900     Baldor Electric Co..............................           490,060
     16,700     Belden, Inc. ...................................           179,525
     15,500     Brady Corp., Class A............................           438,340
     17,200     C&D Technologies, Inc...........................           206,056
     15,800     Magnetek, Inc.*.................................            37,920
     26,300     Paxar Corp.*....................................           301,135


SHARES                                                                       VALUE

                ELECTRICAL EQUIPMENT (CONTINUED)

     16,800     Regal Beloit Corp...............................    $      257,208
     19,500     Smith (A.O.) Corp. .............................           522,600
     28,400     Vicor Corp.*....................................           161,880
      7,500     Woodward Governor Co............................           262,425
                                                                    --------------
                                                                         3,292,087
                                                                    --------------

                INDUSTRIAL CONGLOMERATES - 0.27%

     10,700     Lydall, Inc.*...................................            94,160
      8,000     Standex International Corp......................           152,400
     25,700     Tredegar Corp. .................................           307,115
                                                                    --------------
                                                                           553,675
                                                                    --------------

                MACHINERY - 4.92%

     21,700     Albany International Corp., Class A.............           497,147
     13,200     Astec Industries, Inc.*.........................            76,692
     12,700     Barnes Group, Inc...............................           268,732
     14,500     Briggs & Stratton Corp. ........................           563,180
     16,700     Clarcor, Inc. ..................................           604,540
     11,100     CUNO, Inc.*.....................................           373,293
     14,100     Dionex Corp.*...................................           465,723
     13,900     Esterline Technologies Corp.*...................           235,049
     10,300     Flow International Corp.*.......................            20,600
     10,700     Gardner Denver, Inc.*...........................           196,880
     30,375     Graco, Inc......................................           853,538
     21,800     IDEX Corp. .....................................           632,200
     28,800     JLG Industries, Inc.............................           135,936
     20,100     Kaydon Corp. ...................................           378,282
      7,900     Lindsay Manufacturing Co. ......................           169,850
     17,700     Manitowoc Co., Inc..............................           297,537
     31,800     Mascotech, Inc., Escrow Shares..................                --(B)
     22,600     Milacron, Inc...................................            93,790
     22,900     Mueller Industries, Inc.*.......................           571,813
     11,100     Oshkosh Truck Corp. ............................           691,530
     21,300     Reliance Steel & Aluminum Co....................           321,630
      9,600     Robbins & Myers, Inc. ..........................           129,216
      8,800     SPS Technologies, Inc.*.........................           214,720
     19,100     Stewart & Stevenson Services, Inc. .............           208,190
     11,500     Thomas Industries, Inc. ........................           285,200
     57,300     Timken Co.......................................           895,026
     16,000     Valmont Industries, Inc. .......................           345,600
     17,200     Wabash National Corp.*..........................           108,360
     18,100     Watts Industries, Inc., Class A.................           281,998
      8,200     Wolverine Tube, Inc.*...........................            36,818
                                                                    --------------
                                                                         9,953,070
                                                                    --------------

                MARINE - 0.20%

     16,100     Kirby Corp.*....................................           396,060
                                                                    --------------

                ROAD & RAIL - 1.97%

     16,700     Arkansas Best Corp..............................           424,514
     33,482     Heartland Express, Inc.*........................           642,185
     40,800     Kansas City Southern*...........................           458,184


                       See Notes to Financial Statements.

                                       21


LIBERTY SMALL COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
MARCH 31, 2003

SHARES                                                                       VALUE

                ROAD & RAIL (CONTINUED)

     24,900     Knight Transportation, Inc.*....................    $      490,281
     10,600     Landstar Systems, Inc.*.........................           608,970
     13,000     Roadway Express, Inc............................           435,760
     18,000     US Freightways Corp.............................           455,580
     19,700     Yellow Corp.*...................................           475,361
                                                                    --------------
                                                                         3,990,835
                                                                    --------------

                TRADING COMPANIES & DISTRIBUTORS - 0.08%

      6,400     Lawson Products, Inc............................           166,848
                                                                    --------------

            INFORMATION TECHNOLOGY - 14.51%
                COMMUNICATIONS EQUIPMENT - 1.35%

     71,800     Adaptec, Inc.*..................................           432,954
     20,500     Allen Telecom, Inc.*............................           199,875
     15,300     Audiovox Corp., Class A*........................           113,373
      7,300     Bel Fuse, Inc., Class B.........................           146,730
     12,900     Black Box Corp..................................           382,227
      8,200     Brooktrout, Inc.*...............................            39,442
     24,400     C-COR.net Corp.*................................            80,520
     30,050     Cable Design Technologies Corp.*................           199,832
      7,900     Concerto Software, Inc.*........................            43,450
     14,200     Digi International, Inc.*.......................            46,150
     40,200     Harmonic, Inc.*.................................           133,866
     16,500     Inter-Tel, Inc. ................................           247,665
     15,200     Network Equipment Technologies, Inc.*...........            91,656
     13,300     PC-Tel, Inc.*...................................           119,833
     10,500     SCM Microsystems, Inc.*.........................            26,250
     28,150     SymmetriCom, Inc.*..............................           106,688
      9,100     Tollgrade Communications, Inc.*.................           130,585
     17,500     Viasat, Inc.*...................................           198,975
                                                                    --------------
                                                                         2,740,071
                                                                    --------------

                COMPUTERS & PERIPHERALS - 0.74%

     17,800     Avid Technology, Inc.*..........................           394,092
     17,100     Hutchinson Technology, Inc.*....................           422,712
     41,800     Pinnacle Systems, Inc.*.........................           435,138
     17,600     Rainbow Technologies, Inc.*.....................           165,968
      9,800     SBS Technologies, Inc.*.........................            71,246
                                                                    --------------
                                                                         1,489,156
                                                                    --------------

                ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.83%

      8,900     Analogic Corp. .................................           405,582
     25,100     Anixter International, Inc.*....................           569,017
     25,700     Artesyn Technologies, Inc.*.....................            79,670
      9,800     BEI Technologies, Inc...........................            95,060
     16,300     Benchmark Electronics, Inc.*....................           461,779
     21,800     Checkpoint Systems, Inc.*.......................           214,512
     28,500     Cognex Corp.*...................................           603,345
     19,600     Coherent, Inc.*.................................           367,500
     22,900     CTS Corp........................................           139,690
     18,600     Electro Scientific Industries, Inc.*............           233,616
     11,400     Flir Systems, Inc.*.............................           540,474
     14,200     Global Imaging Systems, Inc.*...................           262,700
     11,097     Intermagnetics General Corp.*...................           197,970


SHARES                                                                       VALUE

                ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)

     13,500     Itron, Inc.*....................................    $      225,585
     10,400     Keithley Instruments, Inc. .....................           112,424
     24,200     Methode Electronics, Inc., Class A..............           196,020
     13,150     Park Electrochemical Corp. .....................           199,091
     10,700     Photon Dynamics, Inc.*..........................           175,052
     21,400     Pioneer Standard Electronics, Inc. .............           180,616
      9,300     Planar Systems, Inc.*...........................           109,368
     10,600     Rogers Corp.*...................................           315,032
     21,000     Roper Industries, Inc...........................           605,850
     26,900     Technitrol, Inc.*...............................           393,816
     21,600     Teledyne Technologies, Inc.*....................           273,456
     19,500     Trimble Navigation, Ltd.*.......................           369,330
     19,500     Veeco Instruments, Inc.*........................           301,080
     13,500     X-Rite, Inc.....................................           113,535
                                                                    --------------
                                                                         7,741,170
                                                                    --------------

                INTERNET SOFTWARE & SERVICES - 0.17%

     23,000     Netegrity, Inc.*................................            85,330
          1     ParthusCeva, Inc.*..............................                 3
     14,400     Websense, Inc.*.................................           211,248
     12,500     Zix Corp........................................            53,750
                                                                    --------------
                                                                           350,331
                                                                    --------------

                IT CONSULTING & SERVICES - 1.31%

     28,300     American Management Systems, Inc.*..............           341,864
     13,200     Bell Microproducts, Inc.*.......................            67,452
     19,200     CACI International, Inc., Class A*..............           640,512
     15,800     Carreker Corp.*.................................            32,390
     43,200     CIBER, Inc.*....................................           205,632
     14,000     Computer Task Group, Inc........................            27,020
     19,300     Manhattan Associates, Inc.*.....................           338,329
     29,100     Priority Healthcare Corp., Class B*.............           775,515
      9,500     Startek, Inc.*..................................           217,075
                                                                    --------------
                                                                         2,645,789
                                                                    --------------

                OFFICE ELECTRONICS - 0.66%

     20,900     Zebra Technologies Corp., Class A*..............         1,345,960
                                                                    --------------

                SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.43%

     16,200     Actel Corp.*....................................           276,372
     21,500     Advanced Energy Industries, Inc.*...............           184,685
     24,000     Alliance Semiconductor Corp.*...................            76,800
     20,600     ATMI, Inc.*.....................................           396,756
     65,800     Axcelis Technologies, Inc.*.....................           311,234
     24,500     Brooks Automation, Inc.*........................           236,915
     14,000     Cohu, Inc.......................................           204,820
     22,900     Cymer, Inc.*....................................           541,585
     18,200     DSP Group, Inc.*................................           329,966
     12,100     DuPont Photomasks, Inc.*........................           242,726
     29,000     ESS Technology, Inc.*...........................           172,840
     26,800     Exar Corp.*.....................................           340,628
     21,800     FEI Co.*........................................           347,928
     17,500     Helix Technology Corp...........................           150,675
     46,500     Kopin Corp.*....................................           234,360


                       See Notes to Financial Statements.

                                       22


LIBERTY SMALL COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
MARCH 31, 2003

SHARES                                                                       VALUE

                SEMICONDUCTOR EQUIPMENT & PRODUCTS (continued)

     33,200     Kulicke & Soffa Industries, Inc.*...............    $      157,700
     19,400     Microsemi Corp.*................................           212,430
     17,200     Pericom Semiconductor Corp.*....................           133,816
     21,500     Photronics, Inc.*...............................           255,635
     19,100     Power Integrations, Inc.*.......................           395,943
     10,900     Rudolph Technologies, Inc.*.....................           157,505
     92,500     Skyworks Solutions, Inc.*.......................           576,275
     11,200     Standard Microsystems Corp.*....................           170,128
      8,500     Supertex, Inc.*.................................           116,875
     14,400     Three-Five Systems, Inc.*.......................            73,440
     15,200     Ultratech Stepper, Inc.*........................           181,944
     22,900     Varian Semiconductor Equipment
                Associates, Inc.*...............................           465,786
                                                                    --------------
                                                                         6,945,767
                                                                    --------------

                SOFTWARE - 3.02%

      9,800     ANSYS, Inc.*....................................           234,710
     13,000     BARRA, Inc.*....................................           385,970
     21,400     Captaris, Inc.*.................................            61,846
      8,800     Catapult Communications Corp.*..................            55,968
     11,500     Concord Communications, Inc.*...................            98,555
     26,700     Dendrite International, Inc.*...................           226,950
     24,100     FileNET Corp.*..................................           252,809
     14,800     Gerber Scientific, Inc.*........................            97,384
     23,400     Hyperion Solutions Corp.*.......................           567,450
     19,000     JDA Software Group, Inc.*.......................           192,090
     13,350     Kronos, Inc.*...................................           467,918
     10,200     Mapinfo Corp.*..................................            39,474
     11,600     MICROS Systems, Inc.*...........................           272,716
     16,300     MRO Software, Inc.*.............................           111,818
     20,800     NYFIX, Inc.*....................................            77,168
     16,500     Phoenix Technologies, Ltd.*.....................            70,125
     22,400     Progress Software Corp.*........................           402,080
     10,600     QRS Corp.*......................................            52,046
     18,700     Radiant Systems, Inc.*..........................           138,380
     11,800     RadiSys Corp.*..................................            78,234
     13,000     Roxio, Inc.*....................................            80,600
     27,200     Serena Software, Inc.*..........................           434,139
     11,500     SPSS, Inc.*.....................................           130,180
     22,500     Systems & Computer Technology Corp.*............           172,125
     27,400     Take-Two Interactive Software, Inc.*............           612,390
      9,200     Talx Corp.......................................           119,324
     26,550     THQ, Inc.*......................................           347,274
     23,300     Verity, Inc.*...................................           322,705
                                                                    --------------
                                                                         6,102,428
                                                                    --------------

            MATERIALS - 4.61%
                CHEMICALS - 2.05%

     15,000     Arch Chemicals, Inc. ...........................           280,500
     17,400     Cambrex Corp....................................           417,948
     19,000     Fuller (H.B.) Co. ..............................           439,280
     21,700     Georgia Gulf Corp. .............................           436,821
     21,500     MacDermid, Inc. ................................           439,675
      9,400     Material Sciences Corp.*........................            94,658
     18,900     OM Group, Inc.*.................................           165,375


SHARES                                                                       VALUE

                CHEMICALS (CONTINUED)

     26,700     Omnova Solutions, Inc.*.........................    $       78,765
      5,200     Penford Corp....................................            62,244
     61,400     PolyOne Corp.*..................................           239,460
      6,200     Quaker Chemical Corp............................           126,480
     19,700     Schulman (A.), Inc. ............................           286,241
     20,700     Scotts Co., Class A*............................         1,072,260
                                                                    --------------
                                                                         4,139,707
                                                                    --------------

                CONSTRUCTION MATERIALS - 0.45%

     19,100     Florida Rock Industries, Inc....................           646,535
     14,100     Texas Industries, Inc...........................           271,143
                                                                    --------------
                                                                           917,678
                                                                    --------------

                CONTAINERS & PACKAGING - 0.77%

     24,100     AptarGroup, Inc.................................           779,635
     18,700     Caraustar Industries, Inc.*.....................           126,599
     10,200     Chesapeake Corp.................................           172,278
     20,150     Myers Industries, Inc. .........................           192,432
     23,100     Rock-Tenn Co., Class A..........................           295,680
                                                                    --------------
                                                                         1,566,624
                                                                    --------------

                METALS & MINING - 1.12%

     11,100     Brush Engineered Materials, Inc.*...............            56,277
     10,600     Castle (A.M.) Co. ..............................            50,350
     13,800     Century Aluminum Co.*...........................            87,630
      6,800     Cleveland-Cliffs, Inc.*.........................           126,820
     19,000     Commercial Metals Co. ..........................           265,050
     10,700     Commonwealth Industries, Inc....................            52,858
     10,100     IMCO Recycling, Inc.*...........................            64,135
     50,500     Massey Energy Corp..............................           474,700
     10,900     Quanex Corp.....................................           345,530
     13,900     RTI International Metals, Inc.*.................           136,220
     16,600     Ryerson Tull, Inc. .............................           103,750
     31,900     Steel Dynamics, Inc.*...........................           371,635
      6,500     Steel Technologies, Inc. .......................            58,246
     29,100     Stillwater Mining Co.*..........................            72,750
                                                                    --------------
                                                                         2,265,951
                                                                    --------------

                PAPER & FOREST PRODUCTS - 0.22%

     24,800     Buckeye Technologies, Inc.*.....................           117,800
      8,000     Deltic Timber Corp..............................           191,200
     10,500     Pope & Talbot, Inc..............................           131,775
                                                                    --------------
                                                                           440,775
                                                                    --------------


            TELECOMMUNICATION SERVICES - 0.24%
                DIVERSIFIED TELECOMMUNICATIONS - 0.11%

     37,300     General Communication, Inc., Class A*...........           221,935
                                                                    --------------

                       See Notes to Financial Statements.

                                       23


LIBERTY SMALL COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
MARCH 31, 2003

SHARES                                                                       VALUE

                WIRELESS TELECOMMUNICATION SERVICES - 0.13%

     11,600     Boston Communications Group, Inc.*..............    $      181,656
     16,550     Metro One Telecommunications, Inc.*.............            82,419
                                                                    --------------
                                                                           264,075
                                                                    --------------

            UTILITIES - 4.26%
                ELECTRIC UTILITIES - 1.06%

      7,900     Central Vermont Public Service Corp.............           135,880
     10,700     CH Energy Group, Inc............................           446,190
     31,500     Cleco Corp......................................           395,325
     33,400     El Paso Electric Co.*...........................           360,720
      3,300     Green Mountain Power Corp.......................            66,693
      9,700     UIL Holdings Corp...............................           336,590
     22,500     Unisource Energy Corp...........................           389,250
                                                                    --------------
                                                                         2,130,648
                                                                    --------------

                GAS UTILITIES - 2.89%

     30,400     Atmos Energy Corp...............................           646,304
      7,400     Cascade Natural Gas Corp........................           143,560
     23,200     Energen Corp....................................           743,792
     12,700     Laclede Group, Inc..............................           294,640
     18,100     New Jersey Resources Corp. .....................           590,965
     17,100     Northwest Natural Gas Co........................           429,210
     10,800     NUI Corp........................................           157,680
     22,200     Piedmont Natural Gas Co., Inc...................           791,430
     37,282     Southern Union Co.*.............................           452,976
     22,200     Southwest Gas Corp..............................           451,770
     22,600     Southwestern Energy Co.*........................           296,060
     18,600     UGI Corp........................................           850,020
                                                                    --------------
                                                                         5,848,407
                                                                    --------------

                MULTI-UTILITIES & UNREGULATED POWER - 0.19%

     32,100     Avista Corp.....................................           339,939
     25,100     NorthWestern Corp...............................            52,710
                                                                    --------------
                                                                           392,649
                                                                    --------------

                WATER UTILITIES - 0.12%

     10,200     American States Water Co........................           243,780
                                                                    --------------

                Total Common Stocks.............................       199,453,547
                                                                    --------------
                (Cost $237,687,438)

INVESTMENT COMPANY - 0.81%

     17,800     Ishares S&PSmallCap 600 Index Fund..............         1,628,344
                                                                    --------------
                TOTAL INVESTMENT COMPANY........................         1,628,344
                                                                    --------------
                (Cost $1,626,758)


PAR VALUE                                                                    VALUE

REPURCHASE AGREEMENT - 0.39%

 $  787,000     Repurchase agreement with State
                Street Bank & Trust Co., dated
                03/31/03, due 04/01/03 at 1.240%,
                collateralized by a U.S. Treasury
                Bond maturing 05/15/16, market
                value $806,775 (repurchase
                proceeds $787,027)..............................    $      787,000
                                                                    --------------
                TOTAL REPURCHASE AGREEMENT......................           787,000
                                                                    --------------
                (Cost $787,000)
TOTAL INVESTMENTS - 99.80%......................................       201,868,891
                                                                    --------------
(Cost $240,101,196)(C)

NET OTHER ASSETS AND LIABILITIES - 0.20%........................           413,290
                                                                    --------------
NET ASSETS - 100.00%............................................    $  202,282,181
                                                                    ==============

--------------------------------------------------------------------------------
*     Non-income producing security.
(A)   Amount rounds to less than $1.
(B)   Represents fair value as determined in good faith under the direction of the Board of Trustees.
(C)   Cost for federal income tax purposes is $244,101,583.
REIT  Real Estate Investment Trust

                       See Notes to Financial Statements.

                                       24


LIBERTY U.S. TREASURY INDEX FUND

PORTFOLIO OF INVESTMENTS
MARCH 31, 2003

PAR VALUE                                                                    VALUE

U.S. GOVERNMENT OBLIGATIONS - 97.88%

                U.S. TREASURY NOTES - 62.75%

 $2,100,000     5.25%, 05/15/04....................................  $   2,194,500
 13,000,000     3.25%, 05/31/04....................................     13,305,201
  6,000,000     2.88%, 06/30/04....................................      6,120,936
  6,000,000     2.25%, 07/31/04....................................      6,077,112
  8,250,000     7.25%, 08/15/04....................................      8,921,599
  7,200,000     2.00%, 11/30/04....................................      7,272,281
  3,800,000     1.63%, 01/31/05....................................      3,811,875
  4,150,000     6.75%, 05/15/05....................................      4,596,934
  5,250,000     6.50%, 08/15/05....................................      5,839,806
  1,000,000     6.88%, 05/15/06....................................      1,144,883
  4,325,000     7.00%, 07/15/06....................................      4,987,097
 10,550,000     6.50%, 10/15/06....................................     12,064,917
  4,850,000     3.50%, 11/15/06....................................      5,054,229
  2,250,000     4.38%, 05/15/07....................................      2,416,025
  2,800,000     3.00%, 11/15/07....................................      2,838,500
  4,215,000     5.63%, 05/15/08....................................      4,770,360
  4,800,000     5.50%, 05/15/09....................................      5,433,936
  1,600,000     6.50%, 02/15/10....................................      1,909,062
  6,200,000     5.75%, 08/15/10....................................      7,119,826
  3,700,000     5.00%, 08/15/11....................................      4,056,991
  2,000,000     4.88%, 02/15/12....................................      2,171,484
  2,450,000     4.00%, 11/15/12....................................      2,485,410
  1,250,000     3.88%, 02/15/13....................................      1,255,225
                                                                    --------------
                                                                       115,848,189
                                                                    --------------

                U.S. TREASURY BONDS - 35.13%

  1,700,000     10.75%, 08/15/05...................................      2,057,598
  4,925,000     12.00%, 08/15/13...................................      7,129,129
  4,600,000     7.50%, 11/15/16....................................      6,041,631
  1,330,000     8.75%, 05/15/17....................................      1,928,500
  1,000,000     8.88%, 08/15/17....................................      1,465,664
  3,221,000     8.50%, 02/15/20....................................      4,651,578
  7,100,000     7.88%, 02/15/21....................................      9,751,964
  3,200,000     8.13%, 08/15/21....................................      4,504,874
  2,200,000     7.25%, 08/15/22....................................      2,865,157
  3,500,000     7.50%, 11/15/24....................................      4,717,891
 13,200,000     6.13%, 11/15/27....................................     15,405,839
  4,150,000     5.25%, 02/15/29....................................      4,329,778
                                                                    --------------
                                                                        64,849,603
                                                                    --------------
                TOTAL U.S. GOVERNMENT OBLIGATIONS                      180,697,792
                                                                    --------------
                (Cost $170,099,431)


PAR VALUE                                                                    VALUE

REPURCHASE AGREEMENT - 1.04%

$ 1,925,000     Repurchase agreement with State
                Street Bank & Trust Co., dated
                03/31/03, due 04/01/03 at 1.240%,
                collateralized by a U.S. Treasury
                Note maturing 08/15/09, market
                value $1,968,468 (repurchase
                proceeds $1,925,066)............................... $    1,925,000
                                                                    --------------
                TOTAL REPURCHASE AGREEMENT.........................      1,925,000
                                                                    --------------
                (Cost $1,925,000)

TOTAL INVESTMENTS - 98.92%.........................................    182,622,792
                                                                    --------------
(Cost $172,024,431)(A)

NET OTHER ASSETS AND LIABILITIES - 1.08%...........................      1,988,696
                                                                    --------------
NET ASSETS - 100.00%............................................... $  184,611,488
                                                                    ==============

--------------------------------------------------------------------------------
(A) Cost for federal income tax purposes is $174,193,045.


                       See Notes to Financial Statements.

                                       25

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2003
                                                                                     LIBERTY           LIBERTY          LIBERTY
                                                                                 LARGE COMPANY     SMALL COMPANY     U.S. TREASURY
                                                                                 INDEX FUND (a)    INDEX FUND (b)   INDEX FUND (b)
                                                                                 --------------    -------------    --------------
ASSETS:
   Investments (Note 2):
     Unaffiliated investments at cost.......................................     $  701,195,442    $ 240,101,196    $  172,024,431
                                                                                 --------------    -------------    --------------
     Affiliated investments at cost.........................................          2,828,905               --                --
                                                                                 --------------    -------------    --------------
     Unaffiliated investments at value......................................        606,846,804      201,868,891       182,622,792
     Affiliated investments at value........................................          1,916,370               --                --
                                                                                 --------------    -------------    --------------
       Total investments at value...........................................        608,763,174      201,868,891       182,622,792
   Cash.....................................................................                177          435,871               329
   Receivable for investments sold..........................................          1,025,538        1,687,677                --
   Receivable for shares sold...............................................          2,415,302           34,759           100,139
   Interest and dividend receivables........................................            838,432          154,179         2,264,820
   Due from Advisor........................................................             257,515          187,962           138,486
   Other receivables........................................................            167,501               --                --
                                                                                 --------------    -------------    --------------
       Total assets.........................................................        613,467,639      204,369,339       185,126,566
                                                                                 --------------    -------------    --------------

LIABILITIES:
   Payable for investments purchased........................................          1,506,578        1,867,434                --
   Payable for shares repurchased...........................................          1,212,715           60,358           173,702
   Distributions payable....................................................                 --               --           191,555
   Advisory fee payable (Note 4)............................................             53,547           17,130            15,651
   Sub-account services fee payable (Note 4)...............................             248,477            5,807            16,064
   Administration fee payable (Note 4)......................................            368,263          136,429           118,106
                                                                                 --------------    -------------    --------------
       Total liabilities....................................................          3,389,580        2,087,158           515,078
                                                                                 --------------    -------------    --------------
NET ASSETS..................................................................     $  610,078,059    $ 202,282,181    $  184,611,488
                                                                                 ==============    =============    ==============

NET ASSETS consist of:
   Par value (Note 5).......................................................     $       29,828    $      16,000    $       16,400
   Paid-in capital in excess of par value...................................        708,355,924      247,490,050       176,991,946
   Undistributed (overdistributed) net investment income....................          2,087,456           22,557        (1,250,166)
   Accumulated net realized loss on investments sold and futures contracts..         (5,133,976)      (7,014,121)       (1,745,053)
   Unrealized appreciation (depreciation) of investments ...................        (95,261,173)     (38,232,305)       10,598,361
                                                                                 --------------    -------------    --------------
NET ASSETS..................................................................     $  610,078,059    $ 202,282,181    $  184,611,488
                                                                                 ==============    =============    ==============


                       See Notes to Financial Statements.

                                       26



STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
MARCH 31, 2003
                                                                                     LIBERTY           LIBERTY          LIBERTY
                                                                                 LARGE COMPANY     SMALL COMPANY     U.S. TREASURY
                                                                                 INDEX FUND (a)    INDEX FUND (b)   INDEX FUND (b)
                                                                                 --------------    -------------    --------------

NET ASSETS:
   Class A .................................................................     $      169,607    $       4,093    $      477,514
                                                                                 ==============    =============    ==============
   Class B..................................................................     $      521,280    $      94,180    $      678,414
                                                                                 ==============    =============    ==============
   Class C .................................................................     $      184,960    $      908.64    $      413,845
                                                                                 ==============    =============    ==============
   Class Z..................................................................     $  609,202,212    $ 202,182,999    $  183,041,715
                                                                                 ==============    =============    ==============

SHARES OF BENEFICIAL INTEREST OUTSTANDING:
   Class A  ................................................................              8,299              324            42,427
                                                                                 ==============    =============    ==============
   Class B  ................................................................             25,610            7,472            60,277
                                                                                 ==============    =============    ==============
   Class C  ................................................................              9,066               72            36,771
                                                                                 ==============    =============    ==============
   Class Z  ................................................................         29,785,418       15,991,704        16,260,892
                                                                                 ==============    =============    ==============

CLASS A:
   Net asset value per share (c)............................................     $        20.44    $       12.63    $        11.25
                                                                                 ==============    =============    ==============
   Maximum sales charge.....................................................              5.75%            5.75%             4.75%
                                                                                 ==============    =============    ==============
   Maximum offering price per share (d).....................................     $        21.69    $       13.40    $        11.81
                                                                                 ==============    =============    ==============

CLASS B:
   Net asset value and offering price per share (c).........................     $        20.35    $       12.60    $        11.25
                                                                                 ==============    =============    ==============

CLASS C:
   Net asset value and offering price per share (c).........................     $        20.40    $       12.62    $        11.25
                                                                                 ==============    =============    ==============

CLASS Z:
   Net asset value, offering and redemption price per share.................     $        20.45    $       12.64    $        11.26
                                                                                 ==============    =============    ==============

-----------------------------

(a) Effective December 9, 2002, the Galaxy II Large Company Index Fund was redesignated Liberty Large Company Index Fund, Class Z shares and subsequently began offering Class A, Class B and Class C shares.
(b)    Effective November 25, 2002, the Galaxy II Small Company Index Fund and
       Galaxy II U.S. Treasury Index Fund were redesignated Liberty Small
       Company Index Fund, Class Z shares and Liberty U.S. Treasury Index Fund,
       Class Z shares, respectively. Subsequently each Fund began offering Class
       A, Class B and Class C shares.
(c) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(d)    On sales of $50,000 or more the offering price is reduced.


                       See Notes to Financial Statements.

                                       27


STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2003

                                                                                     LIBERTY           LIBERTY          LIBERTY
                                                                                 LARGE COMPANY     SMALL COMPANY     U.S. TREASURY
                                                                                   INDEX FUND        INDEX FUND       INDEX FUND
                                                                                 --------------    -------------    --------------
INVESTMENT INCOME:
   Dividends (Note 2).......................................................     $   11,497,300    $   2,000,996    $           --
   Dividends from affiliates (Note 2).......................................            113,015               --                --
   Interest (Note 2)........................................................            146,674          103,502         8,174,000
   Less:  foreign withholding tax...........................................            (18,523)          (1,128)               --
                                                                                 --------------    -------------    --------------
     Total investment income................................................         11,738,466        2,103,370         8,174,000
                                                                                 --------------    -------------    --------------

EXPENSES:
   Investment advisory fee (Note 4).........................................            671,591          238,813           176,347
   Sub-account services fee (Note 4)........................................            730,854           21,079            46,681
   Administration fee (Note 4)..............................................          2,013,689          715,815           529,146
   Service fee (Note 4):
     Class A................................................................                 30                2               167
     Class B................................................................                101               60               240
     Class C................................................................                 48                5                57
   Distribution fee (Note 4):
     Class B................................................................                302              182               725
     Class C................................................................                144               14               174
   Trustees' fee (Note 4)...................................................              8,353            3,058             1,843
   Miscellaneous............................................................             13,177            4,504             3,217
                                                                                 --------------    -------------    --------------
     Total expenses before reimbursement/waiver.............................          3,438,289          983,532           758,597
                                                                                 --------------    -------------    --------------
     Less: waiver by Distributor for Class C shares (Note 4)................                 --               --               (33)
     Less: reimbursement by Administrator/PFPC for Class Z shares (Note 4)..            (24,835)          (1,948)           (7,516)
                                                                                 --------------    -------------    --------------
     Total expenses net of reimbursement/waiver.............................          3,413,454          981,584           751,048
                                                                                 --------------    -------------    --------------
NET INVESTMENT INCOME.......................................................          8,325,012        1,121,786         7,422,952
                                                                                 --------------    -------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS (NOTE 2):
   Net realized gain (loss) on investments sold.............................          1,265,410       (1,410,099)        4,713,565
   Net realized loss on affiliated investments .............................             (6,737)              --                --
   Net realized loss on futures contracts..................................          (1,061,036)      (1,111,610)               --
   Net change in unrealized appreciation (depreciation) on investments and
     futures contracts .....................................................       (215,174,924)     (72,514,278)        9,288,523
                                                                                 --------------    -------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS.......................................................       (214,977,287)     (75,035,987)       14,002,088
                                                                                 --------------    -------------    --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.............     $ (206,652,275)   $ (73,914,201)   $   21,425,040
                                                                                 ==============    =============    ==============


                       See Notes to Financial Statements.


                       This page left blank intentionally.

STATEMENTS OF CHANGES IN NET ASSETS
                                                          LIBERTY LARGE COMPANY INDEX FUND        LIBERTY SMALL COMPANY INDEX FUND
                                                          --------------------------------        --------------------------------
                                                                  YEAR ENDED MARCH 31,                    YEAR ENDED MARCH 31,
                                                               2003              2002                   2003             2002
                                                          -------------      -------------        --------------     -------------
NET ASSETS AT BEGINNING OF PERIOD........................ $ 841,016,377      $ 821,146,671        $  291,111,392     $ 253,860,342
                                                          -------------      -------------        --------------     -------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income.................................     8,325,012          7,291,321             1,121,786         1,149,043
   Net realized gain (loss) on investments sold and
     futures contracts...................................       197,637         21,938,647            (2,521,709)        3,313,451
   Net change in unrealized appreciation (depreciation)
     of investments and futures contracts................  (215,174,924)       (29,884,744)          (72,514,278)       47,431,530
                                                          -------------      -------------        --------------     -------------
     Net increase (decrease) in net assets
       resulting from operations.........................  (206,652,275)          (654,776)          (73,914,201)       51,894,024
                                                          -------------      -------------        --------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Class A.............................................           (45)                --                    (6)               --
     Class B.............................................           (11)                --                    (6)               --
     Class C.............................................           (11)                --                    (5)               --
     Class Z.............................................    (7,332,236)        (7,148,176)           (1,316,551)       (1,696,456)
   Net realized gain on investments and futures contracts:
     Class A.............................................           (10)                --                   (16)               --
     Class B.............................................            (3)                --                   (16)               --
     Class C.............................................            (3)                --                   (16)               --
     Class Z.............................................    (1,692,047)       (40,674,444)           (3,677,761)      (12,760,783)
   Return of capital:
     Class A.............................................            --                 --                    (1)               --
     Class B.............................................            --                 --                    (1)               --
     Class C.............................................            --                 --                    (1)               --
     Class Z.............................................            --                 --              (256,394)               --
                                                          -------------      -------------        --------------     -------------
        Total distributions..............................    (9,024,366)       (47,822,620)           (5,250,774)      (14,457,239)
                                                          -------------      -------------        --------------     -------------

SHARE TRANSACTIONS:
Class A:
   Net proceeds from sales of shares.....................       205,353                 --                 4,244                --
   Issued to shareholders in reinvestment of dividends...            55                 --                    23                --
   Cost of shares repurchased............................       (32,320)                --                    --                --
                                                          -------------      -------------        --------------     -------------
     Net increase........................................       173,088                 --                 4,267                --
                                                          -------------      -------------        --------------     -------------

Class B:
   Net proceeds from sales of shares.....................       565,517                 --               102,520                --
   Issued to shareholders in reinvestment of dividends...            14                 --                    23                --
   Cost of shares repurchased............................       (32,382)                --                (1,432)               --
                                                          -------------      -------------        --------------     -------------
     Net increase........................................       533,149                 --               101,111                --
                                                          -------------      -------------        --------------     -------------
Class C:
   Net proceeds from sales of shares.....................       268,404                 --                18,753                --
   Issued to shareholders in reinvestment of dividends...            14                 --                    22                --
   Cost of shares repurchased............................       (82,368)                --               (16,900)               --
                                                          -------------      -------------        --------------     -------------
     Net increase........................................       186,050                 --                 1,875                --
                                                          -------------      -------------        --------------     -------------
Class Z:
   Net proceeds from sales of shares.....................   198,629,678        260,477,783            48,170,305        33,542,996
   Issued in connection with acquisition (Note 1)........            --         28,876,019                    --                --
   Issued to shareholders in reinvestment of dividends...     7,768,360         42,891,588             4,929,919        13,580,136
   Cost of shares repurchased............................  (222,552,002)      (263,898,288)          (62,871,713)      (47,308,867)
                                                          -------------      -------------        --------------     -------------
     Net increase (decrease).............................   (16,153,964)        68,347,102            (9,771,489)         (185,735)
                                                          -------------      -------------        --------------     -------------
   Net increase (decrease) in net assets from
     share transactions..................................   (15,261,677)        68,347,102            (9,664,236)         (185,735)
                                                          -------------      -------------        --------------     -------------
   Net increase (decrease) in net assets.................  (230,938,318)        19,869,706           (88,829,211)       37,251,050
                                                          -------------      -------------        --------------     -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)........... $ 610,078,059      $ 841,016,377        $  202,282,181     $ 291,111,392
                                                          =============      =============        ==============     =============

   (A) Undistributed (overdistributed) net
       investment income................................. $   2,087,456      $   1,144,077        $       22,557     $     254,083
                                                          =============      =============        ==============     =============

                                                          LIBERTY U.S. TREASURY INDEX FUND
                                                          --------------------------------
                                                                YEAR ENDED MARCH 31,
                                                                2003              2002
                                                          -------------      -------------

NET ASSETS AT BEGINNING OF PERIOD........................     $ 160,180,325      $ 163,619,394
                                                              -------------      -------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income.................................         7,422,952          7,944,652
   Net realized gain (loss) on investments sold and
     futures contracts...................................         4,713,565          2,842,558
   Net change in unrealized appreciation (depreciation)
     of investments and futures contracts................         9,288,523         (5,811,185)
                                                              -------------      -------------
     Net increase (decrease) in net assets
       resulting from operations.........................        21,425,040          4,976,025
                                                              -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Class A.............................................            (2,587)                --
     Class B.............................................            (2,924)                --
     Class C.............................................              (679)                --
     Class Z.............................................        (7,990,066)        (8,978,052)
   Net realized gain on investments and futures contracts:
     Class A.............................................                --                 --
     Class B.............................................                --                 --
     Class C.............................................                --                 --
     Class Z.............................................                --                 --
   Return of capital:
     Class A.............................................                --                 --
     Class B.............................................                --                 --
     Class C.............................................                --                 --
     Class Z.............................................                --                 --
                                                              -------------      -------------
        Total distributions..............................        (7,996,256)        (8,978,052)
                                                              -------------      -------------

SHARE TRANSACTIONS:
Class A:
   Net proceeds from sales of shares.....................           603,594                 --
   Issued to shareholders in reinvestment of dividends...             2,469                 --
   Cost of shares repurchased............................          (129,517)                --
                                                              -------------      -------------
     Net increase........................................           476,546                 --
                                                              -------------      -------------

Class B:
   Net proceeds from sales of shares.....................           730,910                 --
   Issued to shareholders in reinvestment of dividends...             2,127                 --
   Cost of shares repurchased............................           (55,800)                --
                                                              -------------      -------------
     Net increase........................................           677,237                 --
                                                              -------------      -------------
Class C:
   Net proceeds from sales of shares.....................           417,379                 --
   Issued to shareholders in reinvestment of dividends...               588                 --
   Cost of shares repurchased............................                --                 --
                                                              -------------      -------------
     Net increase........................................           417,967                 --
                                                              -------------      -------------
Class Z:
   Net proceeds from sales of shares.....................        50,646,981         28,390,270
   Issued in connection with acquisition (Note 1)........                --                 --
   Issued to shareholders in reinvestment of dividends...         5,728,937          6,605,707
   Cost of shares repurchased............................       (46,945,289)       (34,433,019)
                                                              -------------      -------------
     Net increase (decrease).............................         9,430,629            562,958
                                                              -------------      -------------
   Net increase (decrease) in net assets from
     share transactions..................................        11,002,379            562,958
                                                              -------------      -------------
   Net increase (decrease) in net assets.................        24,431,163         (3,439,069)
                                                              -------------      -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)...........     $ 184,611,488      $ 160,180,325
                                                              =============      =============

   (A) Undistributed (overdistributed) net
       investment income.................................     $  (1,250,166)     $     113,216
                                                              =============      =============


                       See Notes to Financial Statements.


                                  30-31 SPREAD


STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                           LIBERTY LARGE COMPANY INDEX FUND        LIBERTY SMALL COMPANY INDEX FUND
                                                           --------------------------------        --------------------------------
                                                                 YEAR ENDED MARCH 31,                    YEAR ENDED MARCH 31,
                                                                2003              2002                 2003             2002
                                                           ------------      -------------         -------------    --------------

OTHER INFORMATION:
SHARE TRANSACTIONS:
Class A:
   Sold..................................................         9,891                 --                   322                --
   Issued to shareholders in reinvestment of dividends...             3                 --                     2                --
   Repurchased...........................................        (1,595)                --                    --                --
                                                          -------------      -------------        --------------     -------------
     Net increase........................................         8,299                 --                   324                --
                                                          -------------      -------------        --------------     -------------

Class B:
   Sold..................................................        27,095                 --                 7,585                --
   Issued to shareholders in reinvestment of dividends...             6                 --                     1                --
   Repurchased...........................................        (1,491)                --                  (114)               --
                                                          -------------      -------------        --------------     -------------
     Net increase........................................        25,610                 --                 7,472                --
                                                          -------------      -------------        --------------     -------------

Class C:
   Sold..................................................        13,342                 --                 1,378                --
   Issued to shareholders in reinvestment of dividends...             1                 --                     2                --
   Repurchased...........................................        (4,277)                --                (1,308)               --
                                                          -------------      -------------        --------------     -------------
     Net increase........................................         9,066                 --                    72                --
                                                          -------------      -------------        --------------     -------------

Class Z:
   Sold..................................................     8,940,608          9,421,445             3,345,923         2,099,915
   Issued in connection with acquisition (Note 1)........            --            980,459                    --                --
   Issued to shareholders in reinvestment of dividends...       359,147          1,601,629               356,982           877,836
   Repurchased...........................................   (10,042,687)        (9,481,591)           (4,484,367)       (2,961,240
                                                          -------------      -------------        --------------     -------------
     Net increase (decrease).............................      (742,932)         2,521,942              (781,462)           16,511
                                                          -------------      -------------        --------------     -------------



                                                          LIBERTY U.S. TREASURY INDEX FUND
                                                          --------------------------------
                                                                YEAR ENDED MARCH 31,
                                                                2003              2002
                                                          -------------      -------------

OTHER INFORMATION:
SHARE TRANSACTIONS:
Class A:
   Sold..................................................        53,786                 --
   Issued to shareholders in reinvestment of dividends...           219                 --
   Repurchased...........................................       (11,578)                --
                                                          -------------      -------------
     Net increase........................................        42,427                 --
                                                          -------------      -------------

Class B:
   Sold..................................................        65,113                 --
   Issued to shareholders in reinvestment of dividends...           189                 --
   Repurchased...........................................        (5,025)                --
                                                          -------------      -------------
     Net increase........................................        60,277                 --
                                                          -------------      -------------

Class C:
   Sold..................................................        36,718                 --
   Issued to shareholders in reinvestment of dividends...            53                 --
   Repurchased...........................................            --                 --
                                                          -------------      -------------
     Net increase........................................        36,771                 --
                                                          -------------      -------------

Class Z:
   Sold..................................................     4,590,292          2,664,081
   Issued in connection with acquisition (Note 1)........            --                 --
   Issued to shareholders in reinvestment of dividends...       519,835            619,397
   Repurchased...........................................    (4,250,833)        (3,226,735)
                                                          -------------      -------------
     Net increase (decrease).............................       859,294             56,743
                                                          -------------      -------------


                                       See Notes to Financial Statements.

                                 32-33 SPREAD

LIBERTY LARGE COMPANY INDEX FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:




                                                                                        PERIOD ENDED
                                                                                          MARCH 31,
CLASS A SHARES                                                                            2003 (a)
                                                                                        -------------
Net Asset Value, Beginning of Period.................................................   $       22.19
                                                                                        -------------

Income from Investment Operations:
Net investment income(b).............................................................            0.07
Net realized and unrealized loss on investments......................................           (1.51)
                                                                                        -------------
   Total from Investment Operations..................................................           (1.44)
                                                                                        -------------

Less Distributions Declared to Shareholders:
From net investment income...........................................................           (0.25)
From net realized gains..............................................................           (0.06)
                                                                                        -------------
   Total Distributions Declared to Shareholders......................................           (0.31)
                                                                                        -------------
Net Asset Value, End of Period.......................................................   $       20.44
                                                                                        =============

Total Return(c)(d)...................................................................           (6.58)%

Ratios to Average Net Assets/Supplemental Data:
Expenses(e)..........................................................................            0.65%
Net investment income(e).............................................................            1.13%
Portfolio turnover rate..............................................................              13%
Net assets, end of period (000's)....................................................   $         170


----------------------------------

(a) Class A shares were initially offered on December 9, 2002. Per share data reflects activity from that date.
(b)  Per share data was calculated using average shares outstanding.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)  Not annualized.
(e)  Annualized.

                       See Notes to Financial Statements.

LIBERTY LARGE COMPANY INDEX FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:


                                                                                         PERIOD ENDED
                                                                                           MARCH 31,
CLASS B SHARES                                                                             2003 (a)
                                                                                        -------------
Net Asset Value, Beginning of Period..................................................  $       22.19
                                                                                        -------------

Income from Investment Operations:
Net investment income(b)..............................................................           0.03
Net realized and unrealized loss on investments.......................................          (1.56)
                                                                                        -------------
   Total from Investment Operations...................................................          (1.53)
                                                                                        -------------

Less Distributions Declared to Shareholders:
From net investment income............................................................          (0.25)
From net realized gains...............................................................          (0.06)
                                                                                        -------------
   Total Distributions Declared to Shareholders.......................................          (0.31)
                                                                                        -------------

Net Asset Value, End of Period........................................................  $       20.35
                                                                                        =============

Total Return(c)(d)....................................................................          (7.00)%

Ratios to Average Net Assets/Supplemental Data:
Expenses(e)...........................................................................           1.40%
Net investment income(e)..............................................................           0.50%
Portfolio turnover rate...............................................................             13%
Net assets, end of period (000's).....................................................  $         521


----------------------------------

(a) Class B shares were initially offered on December 9, 2002. Per share data reflects activity from that date.
(b)  Per share data was calculated using average shares outstanding.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)  Not annualized.
(e)  Annualized.

                       See Notes to Financial Statements.

LIBERTY LARGE COMPANY INDEX FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:




                                                                                         PERIOD ENDED
                                                                                           MARCH 31,
CLASS C SHARES                                                                             2003 (a)
                                                                                        -------------
Net Asset Value, Beginning of Period..................................................  $       22.19
                                                                                        -------------

Income from Investment Operations:
Net investment income(b)..............................................................           0.02
Net realized and unrealized loss on investments.......................................          (1.50)
                                                                                        -------------
   Total from Investment Operations...................................................          (1.48)
                                                                                        -------------

Less Distributions Declared to Shareholders:
From net investment income............................................................          (0.25)
From net realized gains...............................................................          (0.06)
                                                                                        -------------
   Total Distributions Declared to Shareholders.......................................          (0.31)

Net Asset Value, End of Period........................................................  $    $  20.40
                                                                                        =============

Total Return(c)(d)....................................................................          (6.77)%

Ratios to Average Net Assets/Supplemental Data:
Expenses(e)...........................................................................           1.40%
Net investment income(e)..............................................................           0.37%
Portfolio turnover rate...............................................................             13%
Net assets, end of period (000's).....................................................  $         185


----------------------------------
(a)  Class C shares were initially offered on December 9, 2002. Per share data reflects activity from that date.
(b)  Per share data was calculated using average shares outstanding.
(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)  Not annualized.
(e)  Annualized.

                       See Notes to Financial Statements.

LIBERTY LARGE COMPANY INDEX FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                        YEAR ENDED MARCH 31,
                                                                 -----------------------------------------------------------------
CLASS Z SHARES                                                    2003 (a)        2002          2001          2000          1999
                                                                 ---------     ---------     ---------    ----------     ---------
Net Asset Value, Beginning of Period.........................    $   27.55     $   29.32     $   42.14    $    36.90     $   31.92
                                                                 ---------     ---------     ---------    ----------     ---------

Income from Investment Operations:
Net investment income(b).....................................         0.28(c)       0.25          0.26          0.32          0.35
Net realized and unrealized gain (loss) on investments
     and futures contracts...................................        (7.07)        (0.33)        (8.85)         5.93          5.38
                                                                 ---------     ---------     ---------    ----------     ---------
     Total from Investment Operations........................        (6.79)        (0.08)        (8.59)         6.25          5.73
                                                                 ---------     ---------     ---------    ----------     ---------

Less Distributions Declared to Shareholders:
From net investment income...................................        (0.25)        (0.25)        (0.26)        (0.33)        (0.36)
From net realized gains......................................        (0.06)        (1.44)        (3.97)        (0.68)        (0.39)
                                                                 ---------     ---------     ---------    ----------     ---------
     Total Distributions Declared to Shareholders............        (0.31)        (1.69)        (4.23)        (1.01)        (0.75)
                                                                 ---------     ---------     ---------    ----------     ---------
Net Asset Value, End of Period...............................    $   20.45     $   27.55     $   29.32    $    42.14     $   36.90
                                                                 =========     =========     =========    ==========     =========

Total Return(d)..............................................       (24.72)%(e)    (0.08)%     (21.54)%        17.20%        18.15%

Ratios to Average Net Assets/Supplemental Data:
Expenses.....................................................         0.51%         0.49%         0.47%         0.47%         0.47%
Net investment income........................................         1.24%         0.88%         0.74%         0.88%         1.11%
Waiver/reimbursement.........................................           --%(f)      0.01%         0.01%           --%           --%
Portfolio turnover rate......................................           13%            8%           15%           12%            3%
Net assets, end of period (000's)............................    $ 609,202     $ 841,016     $ 821,147    $1,065,129     $ 828,899

----------------------------------
(a)  On December 9, 2002, the Galaxy II Large Company Index Fund was
     redesignated Liberty Large Company Index Fund, Class Z shares.
(b)  Net investment income per share before reimbursement of certain expenses for the years ended March 31, 2003, 2002, 2001, 2000, and 1999 was $0.28,
     $0.25, $0.26, $0.32, and $0.35, respectively.
(c)  Per share data was calculated using average shares outstanding.
(d)  Total return at net asset value assuming all distributions reinvested.
(e)  Had the Administrator/PFPC not waived a portion of expenses, total return would have been reduced.
(f)  Rounds to less than 0.01%.

                       See Notes to Financial Statements.

LIBERTY SMALL COMPANY INDEX FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:


                                                                                         PERIOD ENDED
                                                                                           MARCH 31,
CLASS A SHARES                                                                             2003 (a)
                                                                                        -------------
Net Asset Value, Beginning of Period..................................................  $       14.19
                                                                                        -------------

Income from Investment Operations:
Net investment income(b)..............................................................           0.02
Net realized and unrealized loss on investments.......................................          (1.26)
                                                                                        -------------
   Total from Investment Operations...................................................          (1.24)
                                                                                        -------------

Less Distributions Declared to Shareholders:
From net investment income............................................................          (0.09)
From net realized gains...............................................................          (0.23)
Return of capital.....................................................................             --(c)
                                                                                        -------------
   Total Distributions Declared to Shareholders.......................................          (0.32)
                                                                                        -------------
Net Asset Value, End of Period........................................................  $       12.63
                                                                                        =============

Total Return(d)(e)....................................................................          (8.91)%

Ratios to Average Net Assets/Supplemental Data:
Expenses(f)...........................................................................           0.65%
Net investment income(f)..............................................................           0.34%
Portfolio turnover rate...............................................................             27%
Net assets, end of period (000's).....................................................  $           4


----------------------------------
(a)  Class A shares were initially offered on November 25, 2002. Per share data reflects activity from that date.
(b)  Per share data was calculated using average shares outstanding.
(c)  Rounds to less than $0.01 per share.
(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)  Not annualized.
(f)  Annualized.

                       See Notes to Financial Statements.

LIBERTY SMALL COMPANY INDEX FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:


                                                                                         PERIOD ENDED
                                                                                           MARCH 31,
CLASS B SHARES                                                                             2003 (a)
                                                                                        -------------
Net Asset Value, Beginning of Period..................................................  $       14.19
                                                                                        -------------

Income from Investment Operations:
Net investment loss(b)................................................................          (0.02)
Net realized and unrealized loss on investments.......................................          (1.25)
                                                                                        -------------
   Total from Investment Operations...................................................          (1.27)
                                                                                        -------------

Less Distributions Declared to Shareholders:
From net investment income............................................................          (0.09)
From net realized gains...............................................................          (0.23)
                                                                                        -------------
Return of capital.....................................................................            --(c)
                                                                                        -------------
   Total Distributions Declared to Shareholders.......................................          (0.32)
                                                                                        -------------
Net Asset Value, End of Period........................................................  $       12.60
                                                                                        =============

Total Return(d)(e)....................................................................          (9.15)%

Ratios to Average Net Assets/Supplemental Data:
Expenses(f)...........................................................................           1.40%
Net investment loss(f)................................................................          (0.40)%
Portfolio turnover rate...............................................................             27%
Net assets, end of period (000's).....................................................  $          94


----------------------------------
(a)  Class B shares were initially offered on November 25, 2002. Per share data reflects activity from that date.
(b)  Per share data was calculated using average shares outstanding.
(c)  Rounds to less than $0.01 per share.
(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Not annualized.
(f)  Annualized.

                       See Notes to Financial Statements.

LIBERTY SMALL COMPANY INDEX FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:



                                                                                        PERIOD ENDED
                                                                                           MARCH 31,
CLASS C SHARES                                                                             2003 (a)
                                                                                        -------------
Net Asset Value, Beginning of Period..................................................  $       14.19
                                                                                        -------------

Income from Investment Operations:
Net investment loss(b)................................................................          (0.03)
Net realized and unrealized loss on investments.......................................          (1.22)
                                                                                        -------------
   Total from Investment Operations...................................................          (1.25)
                                                                                        -------------

Less Distributions Declared to Shareholders:
From net investment income............................................................          (0.09)
From net realized gains...............................................................          (0.23)
Return of capital.....................................................................             --(c)
                                                                                        -------------
   Total Distributions Declared to Shareholders.......................................          (0.32)
                                                                                        -------------
Net Asset Value, End of Period........................................................  $       12.62
                                                                                        =============

Total Return(d)(e)....................................................................          (9.01)%

Ratios to Average Net Assets/Supplemental Data:
Expenses(f)...........................................................................           1.40%
Net investment loss(f)................................................................          (0.70)%
Portfolio turnover rate...............................................................             27%
Net assets, end of period (000's).....................................................  $           1


----------------------------------
(a)  Class C shares were initially offered on November 25, 2002. Per share data reflects activity from that date.
(b)  Per share data was calculated using average shares outstanding.
(c)  Rounds to less than $0.01 per share.
(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Not annualized.
(f)  Annualized.

                       See Notes to Financial Statements.

LIBERTY SMALL COMPANY INDEX FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                        YEAR ENDED MARCH 31,
                                                                 -----------------------------------------------------------------
CLASS Z SHARES                                                    2003 (a)        2002          2001          2000          1999
                                                                 ---------     ---------     ---------    ----------     ---------
Net Asset Value, Beginning of Period.........................    $   17.36     $   15.15     $   17.92    $    15.22     $   20.73
                                                                 ---------     ---------     ---------    ----------     ---------

Income from Investment Operations:
Net investment income(b).....................................         0.07(c)       0.08          0.07          0.09          0.10
Net realized and unrealized gain (loss) on investments
     and futures contracts...................................        (4.46)         3.04         (0.47)         4.31         (4.04)
                                                                 ---------     ---------     ---------    ----------     ---------
   Total from Investment Operations..........................        (4.39)         3.12         (0.40)         4.40         (3.94)
                                                                 ---------     ---------     ---------    ----------     ---------

Less Distributions Declared to Shareholders:
From net investment income...................................        (0.08)        (0.11)        (0.04)        (0.09)        (0.09)
From net realized gains......................................        (0.23)        (0.80)        (2.33)        (1.61)        (1.48)
Return of capital............................................        (0.02)           --            --            --            --
                                                                 ---------     ---------     ---------    ----------     ---------
   Total Distributions Declared to Shareholders..............        (0.33)        (0.91)        (2.37)        (1.70)        (1.57)
                                                                 ---------     ---------     ---------    ----------     ---------
Net Asset Value, End of Period...............................    $   12.64     $   17.36     $   15.15    $    17.92     $   15.22
                                                                 =========     =========     =========    ==========     =========

Total Return(d)..............................................       (25.47)%(e)    21.32%        (2.33)%       30.52%       (19.19)%

Ratios to Average Net Assets/Supplemental Data:
Expenses.....................................................         0.41%         0.41%         0.41%         0.41%         0.40%
Net investment income........................................         0.47%         0.43%         0.48%         0.53%         0.56%
Waiver/reimbursement.........................................           --%(f)        --%           --%           --%         0.01%
Portfolio turnover rate......................................           27%           21%           41%           36%           22%
Net assets, end of period (000's)............................    $ 202,183     $ 291,111     $ 253,860    $  279,914     $ 259,903


----------------------------------
(a)  On November 25, 2002, the Galaxy II Small Company Index Fund was
     redesignated Liberty Small Company Index Fund, Class Z shares.
(b)  Net investment income per share before reimbursement of certain expenses by the sub-administrator for the years ended March 31, 2003, 2002, 2001, 2000, and 1999 was $0.07, $0.08, $0.07, $0.09, and $0.10, respectively.
(c)  Per share data was calculated using average shares outstanding.
(d)  Total return at net asset value assuming all distributions reinvested.
(e)  Had the Administrator/PFPC not waived a portion of expenses, total return would have been reduced.
(f)  Rounds to less than 0.01%.

                       See Notes to Financial Statements.

LIBERTY U.S. TREASURY INDEX FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:


                                                                                        PERIOD ENDED
                                                                                          MARCH 31,
CLASS A SHARES                                                                            2003 (a)
                                                                                        -------------
Net Asset Value, Beginning of Period..................................................  $       11.05
                                                                                        -------------

Income from Investment Operations:
Net investment income(b)..............................................................           0.19
Net realized and unrealized gain on investments.......................................           0.15
                                                                                        -------------
   Total from Investment Operations...................................................           0.34
                                                                                        -------------

Less Distributions Declared to Shareholders:
From net investment income............................................................          (0.14)
                                                                                        -------------
Net Asset Value, End of Period........................................................  $       11.25
                                                                                        =============

Total Return(c)(d)....................................................................           3.12%

Ratios to Average Net Assets/Supplemental Data:
Expenses(e)...........................................................................           0.65%
Net investment income(e)..............................................................           4.86%
Portfolio turnover rate...............................................................             48%
Net assets, end of period (000's).....................................................  $         477


----------------------------------
(a)  Class A shares were initially offered on November 25, 2002. Per share data reflects activity from that date.
(b)  Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)  Not annualized.
(e)  Annualized.

                       See Notes to Financial Statements.

LIBERTY U.S. TREASURY INDEX FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:



                                                                                        PERIOD ENDED
                                                                                          MARCH 31,
CLASS B SHARES                                                                            2003 (a)
                                                                                        -------------
Net Asset Value, Beginning of Period..................................................  $       11.05
                                                                                        -------------

Income from Investment Operations:
Net investment income(b)..............................................................           0.17
Net realized and unrealized gain on investments.......................................           0.15
                                                                                        -------------
   Total from Investment Operations...................................................           0.32
                                                                                        -------------

Less Distributions Declared to Shareholders:
From net investment income............................................................          (0.12)
                                                                                        -------------
Net Asset Value, End of Period........................................................  $       11.25
                                                                                        =============

Total Return(c)(d)....................................................................           2.87%

Ratios to Average Net Assets/Supplemental Data:
Expenses(e)...........................................................................           1.40%
Net investment income(e)..............................................................           4.25%
Portfolio turnover rate...............................................................             48%
Net assets, end of period (000's).....................................................  $         678

----------------------------------
(a)  Class B shares were initially offered on November 25, 2002. Per share data reflects activity from that date.
(b)  Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)  Not annualized.
(e)  Annualized.


                       See Notes to Financial Statements.

LIBERTY U.S. TREASURY INDEX FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:


                                                                                        PERIOD ENDED
                                                                                          MARCH 31,
CLASS C SHARES                                                                            2003 (a)
                                                                                        -------------
Net Asset Value, Beginning of Period..................................................  $       11.05
                                                                                        -------------

Income from Investment Operations:
Net investment income(b)..............................................................           0.27
Net realized and unrealized gain on investments.......................................           0.05
                                                                                        -------------
   Total from Investment Operations...................................................           0.32
                                                                                        -------------

Less Distributions Declared to Shareholders:
From net investment income............................................................          (0.12)
                                                                                        -------------
Net Asset Value, End of Period........................................................  $       11.25
                                                                                        =============

Total Return(c)(d)(e).................................................................           2.92%

Ratios to Average Net Assets/Supplemental Data:
Expenses(f)...........................................................................           1.25%
Net investment income(f)..............................................................           6.87%
Waiver/reimbursement(f)...............................................................           0.15%
Portfolio turnover rate...............................................................             48%
Net assets, end of period (000's).....................................................  $         414


----------------------------------
(a)  Class C shares were initially offered on November 25, 2002. Per share data reflects activity from that date.
(b)  Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)  Had the Administrator and Distributor not waived a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f)  Annualized.

                       See Notes to Financial Statements.

LIBERTY U.S. TREASURY INDEX FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                        YEAR ENDED MARCH 31,
                                                                 -----------------------------------------------------------------
CLASS Z SHARES                                                    2003 (a)        2002          2001          2000          1999
                                                                 ---------     ---------     ---------    ----------     ---------
Net Asset Value, Beginning of Period.........................    $   10.40     $   10.66     $   10.13    $    10.54     $   10.50
                                                                 ---------     ---------     ---------    ----------     ---------

Income from Investment Operations:
Net investment income(b).....................................         0.46(c)       0.51(d)       0.61          0.61          0.61
Net realized and unrealized gain (loss) on investments.......         0.90         (0.19)(d)      0.53         (0.38)         0.05
                                                                 ---------     ---------     ---------    ----------     ---------
   Total from Investment Operations..........................         1.36          0.32          1.14          0.23          0.66
                                                                 ---------     ---------     ---------    ----------     ---------

Less Distributions Declared to Shareholders:
From net investment income...................................        (0.50)        (0.58)        (0.61)        (0.64)        (0.62)
                                                                 ---------     ---------     ---------    ----------     ---------
Net Asset Value, End of Period...............................    $   11.26     $   10.40     $   10.66    $    10.13     $   10.54
                                                                 =========     =========     =========    ==========     =========

Total Return(e)..............................................       13.28%(f)       3.03%        11.60%         2.39%         6.38%

Ratios to Average Net Assets/ Supplemental Data:
Expenses.....................................................         0.42%         0.42%         0.42%         0.41%         0.41%
Net investment income........................................         4.21%         4.84%(d)      5.90%         5.95%         5.77%
Waiver/reimbursement.........................................           --%(g)      0.01%           --%           --%           --%
Portfolio turnover rate......................................           48%           47%           53%           56%           70%
Net assets, end of period (000's)............................    $ 183,042     $ 160,180    $  163,619    $  160,389     $ 202,420


----------------------------------
(a)  On November 25, 2002, the Galaxy II U.S. Treasury Index Fund was
     redesignated Liberty U.S. Treasury Index Fund, Class Z shares.
(b)  Net investment income per share before reimbursement of certain expenses for the years ended March 31, 2003, 2002, 2001, 2000 and 1999 was $0.46,
     $0.51, $0.61, $0.61 and $0.61, respectively.
(c)  Per share data was calculated using average shares outstanding during the period.
(d)  The Trust adopted the provisions of the AICPA Audit Guide for Investment
     Companies effective April 1, 2001. The effect of the changes for the year ended March 31, 2002 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $(0.07), $0.07 and (0.63)%, respectively.
(e)  Total return at net asset value assuming all distributions reinvested.
(f)  Had the Administrator/PFPC not waived a portion of expenses, total return would have been reduced.
(g)  Rounds to less than 0.01%.

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1.  ORGANIZATION

   Liberty Large Company Index Fund ("Large Company Index Fund"), Liberty Small Company Index Fund ("Small Company Index Fund") and Liberty U.S. Treasury Index Fund ("U.S. Treasury Index Fund") are each a series of the Liberty Funds Trust V ("Trust")(individually referred to as a "Fund", collectively referred to as the "Funds") and are diversified portfolios. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as amended, as an open-end management investment company.

   Each Fund's investment goal seeks to provide investment results that match the price and yield performance of its index. The Funds may issue an unlimited number of shares. The Funds each offer four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Funds' prospectus.

   Each Fund is the successor to a separate series of The Galaxy Fund II ("Galaxy II"), a Massachusetts business trust organized on February 22, 1990. The series of Galaxy II, to which the Funds succeeded, were reorganized as a separate series of the Trust and Class Z shares of the Funds were issued in exchange for existing shares of the Galaxy II Funds.

   As of the end of business on December 6, 2002, the Galaxy II Large Company Index Fund, previously part of Galaxy II, was reorganized as Liberty Large Company Index Fund, Class Z shares.

   As of the end of business on November 22, 2002, the Galaxy II Small Company Index Fund, previously part of Galaxy II, was reorganized as Liberty Small Company Index Fund, Class Z shares.

   As of the end of business on November 22, 2002, the Galaxy II U.S. Treasury Index Fund, previously part of Galaxy II, was reorganized as Liberty U.S. Treasury Index Fund, Class Z shares.

   On April 2, 2001, the Board of Trustees of the Galaxy IILarge Company Index Fund approved an Agreement and Plan of Reorganization (the "Agreement") providing for the acquisition of one portfolio of The Pillar Funds. Pursuant to the Agreement, all of the assets and liabilities of the Pillar Equity Index Fund were transferred to the Galaxy II Large Company Index Fund in exchange for shares of the Galaxy II Large Company Index Fund. The acquisition, which qualified as a tax-free reorganization for federal income tax purposes, was completed on August 20, 2001, following the approval of the reorganization by the Pillar Fund shareholders as follows:

            SHARES          NET ASSETS       UNREALIZED
            ISSUED           RECEIVED       APPRECIATION1
            -------         -----------     -------------
            980,459         $28,876,019       $706,833

                                             NET ASSETS
          NET ASSETS        NET ASSETS           OF
              OF                OF            GALAXY II
           GALAXY II      PILLAR EQUITY    LARGE COMPANY
        LARGE COMPANY       INDEX FUND       INDEX FUND
          INDEX FUND        IMMEDIATELY      IMMEDIATELY
           PRIOR TO          PRIOR TO           AFTER
          COMBINATION       COMBINATION      COMBINATION
        -------------     -------------    -------------
         $811,767,685       $28,876,019     $840,643,704

1 Unrealized appreciation is included in the Net Assets Received amount above.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

   PORTFOLIO VALUATION: Listed investment securities are valued by an independent pricing service approved by the Board of Trustees at the last quoted sale price on the principal exchange where such securities are traded. Unlisted securities or listed securities for which last sales prices are not available are valued at the closing bid price in the principal market where such securities trade. U.S. Government securities (other than short-term investments) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

   Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Investments in other investment companies are valued at net asset value.

   FUTURES CONTRACTS: The Large Company Index Fund and Small Company Index Fund may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Funds based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the date the securities are purchased, sold or mature. Net realized gains or losses on sales of securities are determined on the identified cost method. Interest income and expenses are recorded on the accrual basis. Dividends are recorded on the ex-dividend date.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared daily and paid monthly for the U.S. Treasury Index Fund, declared and paid annually for the Large Company Index Fund and the Small Company Index Fund. Net realized capital gains for each of the Funds, if any, are distributed at least annually. Income dividends and capital gain dividends are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than Class A, Class B and Class C service fees, Class B and Class C distribution fees and Class Z sub-account service fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

   Per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Funds for the entire period by the service fee applicable to Class A, Class B and Class C shares, the distribution fee applicable to Class B and Class C shares and Class Z sub-account service fees.

   FEDERAL INCOME TAXES: Consistent with the Funds' policy to qualify as a regulated investment company and to distribute all of their taxable income, no federal income tax has been accrued.

   REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

NOTE 3.  FEDERAL TAX INFORMATION

   Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses from wash sales, discount accretion/premium amortization on debt securities, market discount, current year distribution payable, capital loss carryforwards, REIT adjustments, return of capital and post-October losses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

   For the year ended March 31, 2003, permanent items identified and reclassified among the components of net assets are as follows:

                            UNDISTRIBUTED
                          (OVERDISTRIBUTED)  ACCUMULATED
                            NET INVESTMENT   NET REALIZED    PAID-IN
                                 INCOME          LOSS        CAPITAL
                          -----------------  ------------   ---------
Large Company Index Fund..    $ (49,330)       $108,207     $ (58,877)
Small Company Index Fund..      (36,744)         36,744            --
U.S. Treasury Index Fund..     (790,078)        790,078            --

   Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

   The tax character of distributions paid during the fiscal years ended March 31, 2003 and 2002 was as follows:

                                               2003
                             ----------------------------------------
                              ORDINARY       LONG-TERM       RETURN OF
                               INCOME      CAPITAL GAINS      CAPITAL
                             ----------    -------------     ---------
Large Company Index Fund..   $7,561,435      $1,462,931      $     --
Small Company Index Fund..    1,316,568       3,677,809       256,397
U.S. Treasury Index Fund..    7,996,256              --            --

                                               2002
                                  -------------------------------
                                     ORDINARY        LONG-TERM
                                      INCOME       CAPITAL GAINS
                                    ----------     -------------
Large Company Index Fund..          $7,148,176     $40,674,444
Small Company Index Fund..           2,243,392      12,213,847
U.S. Treasury Index Fund..           8,978,052              --

   As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

                            UNDISTRIBUTED   UNDISTRIBUTED   UNREALIZED
                               ORDINARY      LONG-TERM     APPRECIATION
                                INCOME     CAPITAL GAINS  (DEPRECIATION)*
                            -------------  -------------  --------------
Large Company Index Fund..   $2,081,780      $1,253,107   $(100,628,718)
Small Company Index Fund..           --              --     (42,232,692)
U.S. Treasury Index Fund..      764,848**            --       8,429,747

* The difference between book-basis and tax-basis unrealized appreciation (depreciation), if applicable, is attributable primarily to the tax deferral of losses on wash sales and REIT adjustments.
** The difference between book-basis and tax-basis undistributed ordinary income is attributable primarily to AICPA accretion/amortization adjustments.

   The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

YEAR OF            LARGE COMPANY    SMALL COMPANY   U.S. TREASURY
EXPIRATION         INDEX FUND *      INDEX FUND      INDEX FUND
----------         -------------    -------------   -------------
2008...........     $1,010,222        $        --     $       --
2009...........             --                 --      1,399,897
2011...........             --          2,374,856             --

* The capital loss carryforward of the Large Company Index Fund was acquired in connection with the reorganization of the Pillar II Funds into Galaxy Funds
  II. These carryforwards are subject to the limitations of Internal Revenue Code section 383.

   Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

   Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of October 31, 2002, post-October losses attributable to security transactions, were deferred to April 1, 2003 as follows:

Small Company Index Fund .......................  $616,321

NOTE 4.  INVESTMENT ADVISORY, ADMINISTRATION AND
         DISTRIBUTION AGREEMENTS

   Fleet Investment Advisors Inc. (the "Investment Advisor" or "Fleet"), an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation, provided advisory services to the Funds pursuant to an advisory agreement for a fee, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of the Funds.

   Fleet (the "Administrator") also provided administrative services to the Funds, pursuant to an administrative services agreement. The Administrator paid all expenses of the Funds, except the fees and expenses of the Trustees who are not interested persons, brokerage fees and commissions, interest on borrowings, taxes, distribution and service fees, annual sub-account fees payable with respect to shares of the Funds held by defined contribution plans, and such extraordinary, non-recurring expenses as may arise, including litigation. For its services as administrator, the Administrator received a fee at an annual rate of 0.30% of the average daily net assets of each Fund. Prior to July 1, 2002, Fleet National Bank ("FNB"), an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation, served as the Trust's administrator and was entitled to receive the same fees.

   In addition, the Administrator provided custody administration services pursuant to certain fee arrangements. In accordance with such fee arrangements, the Administrator compensated the Trust's custodian bank, JPMorgan Chase Bank, for its services. Effective November 25, 2002, for the Small Company Index Fund and U.S. Treasury Index Fund and December 9, 2002 for the Large Company Index Fund (the "conversion dates") State Street Bank and Trust Co. became the custodian for each Fund.

   Beginning July 1, 2002, Colonial Management Associates, Inc. ("CMA"), an affiliate of Fleet, provided the Funds with certain pricing and bookkeeping services. Prior to each Fund's merger into the Trust, PFPC Inc. ("PFPC"), a member of PNC Financial Services Group, provided administrative, accounting services to the Funds. PFPC also provided transfer agent services through July 19, 2002 when the Administrator and FNB were responsible for payment of all fees to PFPC for serving in that capacity. As of July 19, 2002, Liberty Funds Services, Inc. provided transfer agency services to the Funds pursuant to certain fee arrangements.

   Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of Fleet, is the Funds' principal underwriter. During the year ended March 31, 2003, the Distributor retained net underwriting discounts of $81, $6 and $65 on sales of Class A shares of Large Company Index Fund, Small Company Index Fund and U.S. Treasury Index Fund, respectively. For Large Company Index Fund, the Distributor received contingent deferred sales charges ("CDSC") of $72 and $0 for Class B and Class C redemptions, respectively. For Small Company Index Fund, the Distributor received CDSC of $72, and $0 for Class B and Class C redemptions, respectively. For U.S. Treasury Index Fund, the Distributor received CDSC of $268 and $0 on Class B and Class C redemptions, respectively. Prior to July 22, 2002, PFPC Distributors, Inc. ("PFPC Distributors"), a wholly-owned subsidiary of PFPC, Inc. acted as the exclusive distributor of the Trust's shares.

   The Funds have adopted a 12b-1 plan (the "Plan"), which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the 12b-1 fees of the U.S. Treasury Index Class C shares so that these fees do not exceed 0.85% annually of the average daily net assets attributable to Class C shares.

   The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

   The Trust may enter into agreements with one or more entities, including the Administrator and affiliates of the Investment Advisor, pursuant to which such entities agree to perform certain subaccount and administrative functions ("Sub-Account Services") on a per account basis with respect to Class Z shares of the Funds held by defined contribution plans. Such entities are compensated by the Funds for the Sub-Account Services. For the year ended March 31, 2003, the Administrator reimbursed subaccount service fees in the amount of $19,249 and $6,283 for Large Company Index Fund and U.S. Treasury Index Fund Class Z shares, respectively.

   Each Fund pays no compensation to its officers, all of whom were employees of the Advisor, its affiliates or PFPC.

   The Funds' Independent Trustees may participate in a deferred compensation plan, which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

   Prior to each Fund's merger into the Trust, PFPC voluntarily agreed to reimburse the Funds for Trustees' fees. The Trustees' fees that were reimbursed were $5,586 for the Large Company Index Fund, $1,948 for the Small Company Index Fund and $1,233 for the U.S. Treasury Index Fund.

NOTE 5.  SHARES OF BENEFICIAL INTEREST

   The Trust's Declaration of Trust authorizes the Funds to issue an unlimited number of shares of beneficial interest, with a $0.001 par value per share.

NOTE 6.  SECURITIES TRANSACTIONS

   The cost of purchases and the proceeds from sales of securities (excluding short-term investments) for the year ended March 31, 2003 for each Fund were as follows:

                                        U.S. GOVERNMENT
                                          SECURITIES
                                 ----------------------------
                                  PURCHASES          SALES
                                 ------------     -----------
U.S. Treasury Index Fund..       $94,494,630      $83,309,976


                                       OTHER INVESTMENT
                                          SECURITIES
                                 ----------------------------
                                  PURCHASES          SALES
                                 -----------      -----------
Large Company Index Fund..       $83,584,644      $92,280,788
Small Company Index Fund..        63,036,913       75,180,488


   Unrealized appreciation (depreciation) at March 31, 2003, based on cost of investments for federal income tax purposes, was:

                                                               NET
                              GROSS           GROSS         UNREALIZED
                            UNREALIZED     UNREALIZED      APPRECIATION
                           APPRECIATION  (DEPRECIATION)   (DEPRECIATION)
                           ------------  --------------   --------------
Large Company Index Fund.. $121,625,921  $(222,254,639)   $(100,628,718)
Small Company Index Fund..   32,625,180    (74,857,872)     (42,232,692)
U.S. Treasury Index Fund..    8,495,426        (65,679)       8,429,747

NOTE 7.  LINE OF CREDIT

   Prior to each Fund's merger into the Trust, the Funds and other Galaxy funds participated in a $150,000,000 credit facility, which was used for temporary or emergency purposes to facilitate portfolio liquidity. Interest was charged to a Fund based on its borrowings. In addition, each Fund paid commitment fees on its pro-rata portion of the line of credit. The commitment fees are included in "Miscellaneous" on the Statement of Operations. Following the merger into the Trust, the Funds participated in a $200,000,000 credit facility with other Liberty Funds. For the year ended March 31, 2003, the Funds did not borrow under these agreements. On April 26, 2003, the Funds entered into a new $350,000,000 credit facility with other Liberty Funds, pursuant to similar terms and conditions.

NOTE 8.  FINANCIAL INSTRUMENTS

   The Large Company Index Fund and Small Company Index Fund may enter into stock index futures contracts that are traded on a national exchange. These Funds will enter into stock index futures contracts only for bona fide hedging purposes or as otherwise permitted by the Commodities Futures Trading Commission ("CFTC"). If permitted, these Funds may use stock index futures to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a stock index futures contract is priced more attractively than the securities in the underlying index. A Fund will segregate assets to cover its commitments on purchased futures contracts.

   Risks associated with using financial instruments such as futures as a hedge include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or the inability of counterparties to perform under the terms of the contract.

NOTE 9.  SUBSEQUENT EVENT

   On April 1, 2003, Fleet and CMA merged into Columbia Management Advisors, Inc. ("Columbia"). At the time of the merger, Columbia assumed the obligations of those companies with respect to the Funds. The merger did not change the way the Funds are managed, the investment personnel assigned to manage the Funds or the fees paid by the Fund to Columbia.

Report of Ernst & Young LLP,
Independent Auditors

To the Shareholders and Board of Trustees of Liberty Funds Trust V:


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Liberty Large Company Index Fund, Liberty Small Company Index Fund, and Liberty U.S. Treasury Index Fund (formerly Large Company Index Fund, Small Company Index Fund, and U.S. Treasury Index Fund, respectively, of the Galaxy Fund II) (the "Funds"), three of the series constituting Liberty Funds Trust V, as of March 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position the Liberty Large Company Index Fund, Liberty Small Company Index Fund, and Liberty U.S. Treasury Index Fund, series of Liberty Funds Trust V, at March 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
May 16, 2003

Unaudited Information

FEDERAL INCOME TAX INFORMATION



LIBERTY LARGE COMPANY INDEX FUND:



100% of the ordinary income distributed by the Fund, for the year ended March 31, 2003, qualifies for the corporate dividends received deduction.



For the fiscal year ended March 31, 2003, the Fund designated long-term capital gains of $2,716,038.



LIBERTY SMALL COMPANY INDEX FUND:



100% of the ordinary income distributed by the Fund, for the year ended March 31, 2003, qualifies for the corporate dividends received deduction.

For the fiscal year ended March 31, 2003, the Fund designated long-term capital gains of $3,677,809.



RESULTS OF A SPECIAL MEETING OF SHAREHOLDERS

On October 18, 2002, a Special Meeting ("Meeting") of Shareholders of Galaxy II Large Company Index Fund, Galaxy II Small Company Index Fund and Galaxy II U.S. Treasury Index Fund (individually the "Fund" or collectively the "Funds") was held to approve an Agreement and Plan of Reorganization for Liberty Large Company Index Fund, Liberty Small Company Index Fund and Liberty U.S. Treasury Index Fund to acquire substantially all of the assets of the Funds. The votes cast at the Meeting were as follows:

  LIBERTY LARGE COMPANY INDEX FUND:           LIBERTY SMALL COMPANY INDEX FUND:
     For:         15,911,662.739                 For:          7,860,967.179
     Against:        532,501.136                 Against:        755,709.705
     Abstain:        346,464.229                 Abstain:        385,049.917

   LIBERTY U.S. TREASURY INDEX FUND:
     For:          7,434,247.495
     Against:        465,693.732
     Abstain:        286,231.100

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Liberty Funds. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the Fund's distributor at 800-345-6611.

                                                                                                    NUMBER OF
                                         YEAR FIRST                                                 PORTFOLIOS IN
                        POSITION         ELECTED OR                                                 FUND COMPLEX      OTHER
NAME, ADDRESS           WITH LIBERTY     APPOINTED TO     PRINCIPAL OCCUPATION(S)                   OVERSEEN          DIRECTORSHIPS
AND AGE                 FUNDS            OFFICE*          DURING PAST FIVE YEARS                    BY TRUSTEE        HELD

DISINTERESTED TRUSTEES

Douglas A. Hacker       Trustee          1996             Executive Vice President - Strategy       92                None
(Age 47)                                                  of United Airlines (airline) since
P.O. Box 66100                                            December 2002 (formerly President
Chicago, IL 60666                                         of UAL Loyalty Services (airline) from
                                                          September 2001 to December 2002;
                                                          Executive Vice President and Chief
                                                          Financial Officer of United Airlines from
                                                          March 1993 to  September 2001 of
                                                          United Airlines;  Senior Vice President
                                                          and Chief Financial Officer of UAL, Inc.
                                                          prior thereto).

Janet Langford Kelly    Trustee          1996             Executive Vice President-Corporate        92                None
(Age 45)                                                  Development and Administration,
One Kellogg Square                                        General Counsel and Secretary, Kellogg
Battle Creek, MI 49016                                    Company (food manufacturer), since
                                                          September 1999; Senior Vice President,
                                                          Secretary and General Counsel, Sara Lee
                                                          Corporation (branded, packaged,
                                                          consumer-products manufacturer) from
                                                          January 1995 to September 1999.

Richard W. Lowry        Trustee          1995             Private Investor since August 1987        94****            None
(Age 67)                                                  (formerly Chairman and Chief
10701 Charleston Drive                                    Executive Officer, U.S. Plywood
Vero Beach, FL 32963                                      Corporation (building products
                                                          manufacturer)).

Salvatore Macera*****   Trustee          1998             Private Investor since 1981 (formerly     92                None
(Age 71)                                                  Executive Vice President and
26 Little Neck Lane                                       Director of Itek Corporation
New Seabury, MA                                           (electronics) from 1975 to 1981).
02649


                                       52



                                                                                                    NUMBER OF
                                         YEAR FIRST                                                 PORTFOLIOS IN
                        POSITION         ELECTED OR                                                 FUND COMPLEX      OTHER
NAME, ADDRESS           WITH LIBERTY     APPOINTED TO     PRINCIPAL OCCUPATION(S)                   OVERSEEN          DIRECTORSHIPS
AND AGE                 FUNDS            OFFICE*          DURING PAST FIVE YEARS                    BY TRUSTEE        HELD

DISINTERESTED TRUSTEES (CONTINUED)

Charles R. Nelson       Trustee          1981             Professor of Economics, University of     107**             None
(Age 60)                                                  Washington, since January 1976; Ford and
Department of                                             Louisa Van Voorhis Professor of Political
Economics                                                 Economy, University of Washington, since
University of                                             September 1993; Director, Institute for
Washington                                                Economic Research, University of
Seattle, WA 98195                                         Washington, since September 2001;
                                                          Adjunct Professor of Statistics, University
                                                          of Washington, since September 1980;
                                                          Associate Editor,  Journal of Money
                                                          Credit and Banking, since September 1993;
                                                          Trustee of the Columbia Funds since
                                                          July 2002; consultant on econometric and
                                                          statistical matters.

John J. Neuhauser       Trustee          1985             Academic Vice President and Dean of       94****            Saucony, Inc.
(Age 60)                                                  Faculties since August 1999, Boston                         (athletic
84 College Road                                           College (formerly Dean, Boston                              footwear);
Chestnut Hill, MA                                         College School of Management from                           SkillSoft
02467-3838                                                September 1977 to September 1999).                          Corp.

Thomas E. Stitzel       Trustee          1998             Business Consultant since 1999            92                None
(Age 67)                                                  (formerly Professor of Finance from
2208 Tawny Woods Place                                    1975 to 1999 and Dean from 1977 to 1991,
Boise, ID  83706                                          College of Business, Boise State
                                                          University); Chartered Financial Analyst.

Thomas C. Theobald      Trustee          1996             Managing Director, William Blair          92                Anixter Inter
(Age 65)                                                  Capital Partners (private equity investing)                 national (net-
27 West Monroe                                            since September 1994 (formerly                              work support
Street, Suite 3500                                        Chief Executive Officer and                                 equipment
Chicago, IL 60606                                         Chairman of the Board of Directors,                         distributor),
                                                          Continental Bank Corporation prior                          Jones Lang
                                                          thereto).                                                   LaSalle (real
                                                                                                                      estate
                                                                                                                      management
                                                                                                                      services) and
                                                                                                                      MONY Group
                                                                                                                      (life
                                                                                                                      insurance).

Anne-Lee Verville       Trustee          1998             Author and speaker on educational         92                Chairman of
(Age 57)                                                  systems needs (formerly General                             the Board of
359 Stickney Hill Road                                    Manager, Global Education Industry                          Directors,
Hopkinton, NH  03229                                      from 1994 to 1997, and President,                           Enesco
                                                          Applications Solutions Division from                        Group, Inc.
                                                          1991 to 1994, IBM Corporation (global                       (designer,
                                                          education and global applications)).                        importer and
                                                                                                                      distributor of
                                                                                                                      giftware and
                                                                                                                      collectibles).


                                       53



                                                                                                    NUMBER OF
                                         YEAR FIRST                                                 PORTFOLIOS IN
                        POSITION         ELECTED OR                                                 FUND COMPLEX      OTHER
NAME, ADDRESS           WITH LIBERTY     APPOINTED TO     PRINCIPAL OCCUPATION(S)                   OVERSEEN          DIRECTORSHIPS
AND AGE                 FUNDS            OFFICE*          DURING PAST FIVE YEARS                    BY TRUSTEE        HELD

INTERESTED TRUSTEES

William E. Mayer***     Trustee          1994             Managing Partner, Park Avenue             94****            Lee Enter-
(Age 62)                                                  Equity Partners (private equity) since                      prises (print
399 Park Avenue                                           February 1999 (formerly Founding                            media), WR
Suite 3204                                                Partner, Development Capital LLC                            Hambrecht +
New York, NY 10022                                        from November 1996 to February                              Co. (financial
                                                          1999; Dean and Professor, College of                        service
                                                          Business and Management,                                    provider) and
                                                          University of Maryland from October                         First Health
                                                          1992 to November 1996).                                     (healthcare).

Joseph R. Palombo***    Trustee,         2000             Chairman of the Board, Chief              92                None
(Age 50)                Chairman                          Executive Officer and President of
One Financial Center    of the                            Columbia Management Group, Inc.
Boston, MA 02111        Board and                         (Columbia Management) since December
                        President                         2001 and Director, Executive Vice
                                                          President and Chief Operating Officer of
                                                          the Advisor since April, 2003 (formerly
                                                          Chief Operations Officer of Mutual Funds,
                                                          Liberty Financial Companies, Inc. from
                                                          August 2000 to November, 2001;
                                                          Executive Vice President of Stein Roe &
                                                          Farnham Incorporated (Stein Roe) from
                                                          April 1999 to April 2003; Director of
                                                          Colonial Management Associates, Inc.
                                                          (Colonial) from April 1999 to April 2003;
                                                          Director of Stein Roe from September
                                                          2000 to April 2003) President of Liberty
                                                          Funds since February, 2003; Manager of
                                                          Stein Roe Floating Rate Limited Liability
                                                          Company since October 2000 (formerly
                                                          Vice President of the Liberty Funds from
                                                          April 1999 to August 2000; Chief
                                                          Operating Officer and Chief Compliance
                                                          Officer, Putnam Mutual Funds from
                                                          December 1993 to March 1999).



*      In December, 2000, the boards of each of the Liberty Funds and former
       Stein Roe funds were combined into one board of trustees with common membership. The date shown is the earliest date on which a trustee was elected to either the Liberty Funds board or the former Stein Roe funds board.
** In addition to serving as a disinterested trustee of the Liberty Funds, Mr. Nelson serves as a disinterested Trustee of the Columbia Funds, currently consisting of 15 funds.
***    Mr. Mayer is an "interested person" (as defined in the Investment Company
       Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht +
       Co. Mr. Palombo is an interested person as an employee of the Advisor.
****   In addition to serving as a trustee of Liberty Funds, Mr. Lowry, Mr.
       Neuhauser and Mr. Mayer each serve as a director/trustee of Liberty
       All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
*****  Mr. Marcera will retire as a Trustee from the Board of Trustees effective
       June 18, 2003.



                                         YEAR FIRST
                        POSITION         ELECTED OR
NAME, ADDRESS           WITH LIBERTY     APPOINTED TO     PRINCIPAL OCCUPATION(S)
AND AGE                 FUNDS            OFFICE*          DURING PAST FIVE YEARS

OFFICERS

Vicki L. Benjamin       Chief            2001             Controller of the Liberty Funds and of the Liberty All-Star Funds since
(Age 41)                Accounting                        May 2002; Chief Accounting Officer of the Liberty Funds and Liberty All-
One Financial Center    Officer and                       Star Funds since June 2001; Controller and Chief Accounting Officer of the
Boston, MA 02111        Controller                        Galaxy Funds since September 2002 (formerly Vice President, Corporate
                                                          Audit, State Street Bank and Trust Company from May 1998 to April 2001;
                                                          Audit Manager from July 1994 to June 1997; Senior Audit Manager from
                                                          July 1997 to May 1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton    Treasurer        2000             Treasurer of the Liberty Funds and of the Liberty All-Star Funds since
(Age 38)                                                  December 2000; Vice President of the Advisor since April 2003 (formerly
One Financial Center                                      Controller of the Liberty Funds and of the Liberty All-Star Funds from
Boston, MA 02111                                          February 1998 to October 2000); Treasurer of the Galaxy Funds since
                                                          September 2002; (formerly Vice President of Colonial from February 1998 to October 2000 and Senior Tax Manager, Coopers & Lybrand, LLP from
                                                          April 1996 to January 1998).

Jean S. Loewenberg      Secretary        2002             Secretary of the Liberty Funds and of the Liberty All-Star Funds since
(Age 57)                                                  February 2002; Secretary and General Counsel of Columbia Management
One Financial Center                                      since December 2001; Vice President and Secretary of the Advisor since
Boston, MA 02111                                          April, 2003; Senior Vice President since November 1996 and Assistant
                                                          General Counsel since September 2002 of Fleet National Bank (formerly
                                                          Senior Vice President and Group Senior Counsel of Fleet National Bank.



Shareholder Information

For complete information, and before making an investment decision on any fund in the Liberty family of funds, you should request a prospectus from Liberty Funds Services, Inc. by calling toll-free 800-345-6611. This report is submitted for the general information of shareholders of Liberty Index Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Liberty Index Funds, which contains more information concerning the investment policies and expenses of the funds, as well as other pertinent information. Read the prospectus carefully before you invest.

Shares of the funds are not bank deposits or obligations of, or guaranteed or endorsed by, FleetBoston Financial Corporation, or any of its affiliates, Columbia Management Advisors Inc., or any Fleet Bank. Shares of the funds are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the funds, when redeemed, may be worth more or less than their original cost. An investment in the funds involves investment risks, including the possible loss of the principal amount invested.


artwork: recycled symbol


                   This report was printed on recycled paper.

Transfer Agent

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Index Funds is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA  02266-8081

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Index Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Index Funds

LIBERTY INDEX FUNDS  ANNUAL REPORT MARCH 31, 2003


logo:
LibertyFunds

A Member of Columbia Management Group

(c)2003 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group
One Financial Center, Boston, MA 02111-2621




                                    PRSRT STD
                                  U.S. Postage
                                      PAID
                                  Holliston, MA
                                  Permit NO. 20




                                                 IF-02/442N-0303 (05/03) 03/1212

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEMS 4-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable at this time.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a)  Not applicable at this time.

(b) There were no significant changes in the registrant's internal controls or in other factors that could affect these controls subsequent to the date of our evaluation.

ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below: Attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Liberty Funds Trust V
            -----------------------------------------------------------

By (Signature and Title)* /s/ Joseph R. Palombo
                         ----------------------------------------------
                          Joseph R. Palombo, President

Date    May 27, 2003
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Joseph R. Palombo
                         ----------------------------------------------
                          Joseph R. Palombo, President

Date    May 27, 2003
    -------------------------------------------------------------------

By (Signature and Title)* /s/ J. Kevin Connaughton
                         ----------------------------------------------
                         J. Kevin Connaughton, Treasurer

Date    May 27, 2003
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.